              THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     This is an Assignment, Assumption and Recognition Agreement (this "AAR Agreement") made as of January 1, 2007, among HSBC Bank, National Association (the "Assignor"), HSI Asset Securitization Corporation (the "Assignee"), CitiMortgage Inc. as Master Servicer (the "Master Servicer"), Deutsche Bank National Trust Company (the "Trustee") not individually but solely as trustee on behalf of the holders of the HSI Asset Loan Obligation Trust, Series 2007-AR1, Asset-Backed Certificates and Residential Funding Company, LLC (the "Company").

          For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

          1. The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of the Assignor, as Owner in, and to the residential mortgage loans (the "Assigned Loans") listed on Attachment 1 annexed hereto (the "Assigned Loan Schedule") purchased by the Assignor from the Company pursuant to the certain Sale and Servicing Agreement, Adjustable Rate Mortgage Loans, dated as of July 1, 2006 by and between the Company and the Assignor (the "Servicing Agreement").

          2. From and after the date hereof, the Company shall and does hereby recognize that the Assignee will transfer the Assigned Loans and assign its rights under the Servicing Agreement (solely to the extent set forth herein) and this AAR Agreement to HSI Asset Loan Obligation Trust 2007-AR1 (the "Trust") created pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2007 (the "Pooling Agreement"), among the Assignee as Depositor, the Trustee, the Master Servicer, Citibank, N.A. as Securities Administrator (the "Securities Administrator") and Wells Fargo Bank, N.A. as custodian (the "Custodian"). The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Assigned Loans, (ii) the Company shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Assigned Loans, and the Trust hereby acknowledges that it has assumed such representations, warranties and covenants and that any claim by the Company with respect thereto shall be made by written notice to the Trustee, (iii) the Trust shall have all the rights and remedies available to the Assignor, insofar as they relate to the Assigned Loans, under the Servicing Agreement, including, without limitation, the enforcement of the document delivery requirements and remedies with respect to breaches of representations and warranties set forth in the Servicing Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Assigned Loans, and (iv) all references to the Purchaser (insofar as they relate to the rights, title and interest and, with respect to obligations of the Purchaser, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Company) under the Servicing Agreement insofar as they relate to the Assigned Loans, shall be deemed to refer to the Trust. Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans or the Company's performance under the Servicing Agreement with respect to the Assigned Loans without the prior written consent of the Assignee, the Master Servicer and the Trustee. Any party requesting such amendment shall provide to the Assignee, the Master Servicer and the Trustee, at its own expense, an opinion of counsel stating that (i) such amendment is permitted under the terms of the Servicing Agreement and (ii) such amendment will not materially and adversely affect the interests of the holders of any securities issued by the Trust. The Company acknowledges that CitiMortgage, Inc. has been appointed as the Master Servicer of the Assigned Loans pursuant to this AAR Agreement and therefore has the right to enforce all obligations of the Company as they relate to the Assigned Loans under the Servicing Agreement and this AAR Agreement.

          3. The Assignor warrants and represents to, and covenants with, the Assignee, the Trust, the Company and the Master Servicer that:

               (a) Attached hereto as Attachment 2 is a true and accurate copy of the Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

               (b) Assignor is the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Servicing Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor's interests, rights and obligations under the Servicing Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

               (c) Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Assigned Loans or the Servicing Agreement;

               (d) Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged sold or otherwise disposed of the Mortgage Loans or any interest in the Mortgage Loans to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans or any interest in the Mortgage Loans from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans with, any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "Securities Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

               (e) Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

               (f) Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

               (g) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

               (h) There is no action, suit, proceeding, investigation or litigation pending or, to Assignor's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignor, would adversely affect Assignor's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignor's ability to perform its obligations under this AAR Agreement.

          4. The Assignee warrants and represents to, and covenants with, the Assignor, the Master Servicer, the Trustee and the Company pursuant to Section
2.03 of the Servicing Agreement that:

               (a) The Assignee agrees to be bound, as Owner by all of the terms, covenants and conditions of the Servicing Agreement and the Assigned Loans and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor's obligations as Owner thereunder;

               (b) Assignee understands that the Assigned Loans have not been registered under the Securities Act or the securities laws of any state. Assignee is acquiring the Assigned Loans not with a view to or for sale or other transfer in connection with any distribution of the Assigned Loans in any manner that would violate the Securities Act or any applicable state securities law. Assignee considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Assigned Loans. Assignee has been furnished with all information regarding the Assigned Loans that it has requested from Assignor or the Company. Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans, any interest in the Assigned Loans to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Assigned Loans, any interest in the Assigned Loans from, or otherwise approached or negotiated with respect to the Assigned Loans, any interest in the Assigned Loans with, any Person in any manner, or made any general solicitation by means of general advertising or in any other manner or taken any other action, which would constitute a distribution of the Assigned Loans under the Securities Act or which would render the disposition of the Assigned Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Assigned Loans;

               (c) The Assignee is either (i) not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986 (the "Code")(a "Plan") and not a Person acting, directly or indirectly, on behalf of or investing with "plan assets" of any such Plan or (ii) an employee benefit plan that is subject to ERISA and the assignment contemplated herein does not constitute and will not result in a non-exempt prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code;

               (d) The Assignee shall indemnify the Company and hold it harmless against any loss, liability or expense incurred in connection with any claim, demand, defense or assertion based on or grounded upon or resulting from a breach of the Assignee's representations, warranties and covenants set forth in this AAR Agreement.

               (e) Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to acquire and own the Assigned Loans;

               (f) Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's organizational documentation or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Company, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

               (g) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

               (h) There is no action, suit, proceeding, investigation or litigation pending or, to Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignee, would adversely affect Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignee's ability to perform its obligations under this AAR Agreement.

          5. The Company and the Assignor hereby agree to amend the terms of the Servicing Agreement solely with respect to the Assigned Loans as follows:

               (a) the following definition shall be added to Section 1.01 "Securities Administrator: Citibank, N.A.";

               (b) the reference to "Owner" in the fourth paragraph of Section
          3.02 shall be deleted and replaced with "Depositor, Master Servicer and Securities Administrator", and the reference to "Owner" in the fifth paragraph of Section 3.02 shall be replace with "Master Servicer";

               (c) the following shall be added as the last sentence of the final paragraph of Section 3.03 "The Company shall provide written notice to the Depositor, the Master Servicer and the Securities Administrator of any waiver of a Prepayment Charge.";

               (d) the second sentence of Section 3.06 shall be deleted in its entirety;

               (e) the reference to "Owner" in Section 3.07(i) shall be replaced with "Master Servicer";

               (f) the references to "Owner" in the tenth and thirteenth lines of Section 3.12(b) shall be replaced with "Master Servicer";

               (g) Section 3.12(c) shall be amended as follows:

                    (i) the phrase "Owner may, at the Owner's sole option" found in the first and second lines thereof shall be replaced with "Master Servicer or Depositor, each at its sole option, may";

                    (ii) the first reference to "Owner" found in the tenth line thereof shall be replaced with "Master Servicer"; and

                    (iii) the reference to "Owner" found at the beginning of the last sentence thereof shall be replaced with phrase "Depositor or Master Servicer, as the case may be,";

               (h) all references to "Owner" found in Section 3.13 shall be replaced with "Master Servicer";

               (i) the first paragraph of Section 4.01 shall be deleted in its entirety and replaced with "On each Remittance Date, the Company shall distribute to the Master Servicer in accordance with the wire transfer instructions provided by the Master Servicer the Remittance Amount.";

               (j) the second paragraph of Section 4.01 shall be amended so that the reference to "Owner" found in the first, seventh and tenth line of that paragraph are replaced with "Master Servicer" and so that the reference to "Owner" in the third lines thereof shall be replaced with "Depositor";

               (k) Section 4.02 shall be amended so that all references to "Owner" shall be replaced with "Master Servicer";

               (l) Section 4.03 shall be amended so that all references to "Owner" shall be replaced with "Master Servicer";

               (m) the reference to "Owner" found in the first line of Section 5.01(b) shall be replaced with "Depositor, Master Servicer and Securities Administrator" and the reference to "Owner" found in the third line of Section 5.01(b) shall be replaced with "Depositor, Master Servicer or Securities Administrator";

               (n) all references to "Owner" in Sections 6.01(i) through (ix) shall be replaced by "Master Servicer";

               (o) the reference to "Owner" in the first and last line of paragraph (i) of Section 6.01 shall be replaced with "Master Servicer or the Depositor" and the reference to "Owner" in the third and last line of paragraph (ii) of Section 6.01 shall be replaced with "Master Servicer or the Depositor"; and

               (p) the reference to "Owner" in Section 7.01 shall be replaced with "Master Servicer or Depositor."

          6. Capitalized words and phrases used but not otherwise defined in this Assignment and Assumption Agreement shall have the respective meanings assigned to them in the Servicing Agreement.

          IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed by their duly authorized officers as of the date first above written.

HSBC BANK USA, NATIONAL ASSOCIATION
Assignor


By:
    ---------------------------------
Name: Jon E. Voigtman
Title: Managing Director #14311


HSI Asset Securitization Corporation


By:
    ---------------------------------
Name: Andrea Lenox
Title: Vice President


Residential Funding Company, LLC


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


Deutsche Bank National Trust Company,
as Trustee


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


CitiMortgage, Inc., as Master
Servicer


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                                               EXECUTION VERSION

                        RESIDENTIAL FUNDING CORPORATION,
                                  THE COMPANY,

                                       AND

                      HSBC BANK USA, NATIONAL ASSOCIATION,
                                THE INITIAL OWNER

                        STANDARD TERMS AND PROVISIONS OF
                          SALE AND SERVICING AGREEMENT

                            DATED AS OF JULY 1, 2006

                           RESIDENTIAL MORTGAGE LOANS

                     Series 2006-QWH20 (Initial Transaction)

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I Definitions....................................................     1
   Section 1.01. Definitions.............................................     1
   Section 1.02. Calculations Respecting Accrued Interest................    13

ARTICLE II Conveyance of Mortgage Loans..................................    14
   Section 2.01. Conveyance of Mortgage Loans; Possession of Mortgage
                 Files...................................................    14
   Section 2.02. Acceptance by the Initial Owner; Repurchase.............    18
   Section 2.03. Assignment of Mortgage Loans............................    18
   Section 2.04. Representations and Warranties of the Company with
                 respect to the Mortgage Loans...........................    19
   Section 2.05. Representations, Warranties and Covenants of the
                 Initial Owner...........................................    31
   Section 2.06. Protection of Consumer Information......................    32
   Section 2.07. Repurchase of Certain Loans.............................    32
   Section 2.08. Purchase Price Protection...............................    32
   Section 2.09. Additional Representations and Warranties of the
                 Company.................................................    32

ARTICLE III Administration and Servicing of Mortgage Loans...............    35
   Section 3.01. Company to Act as Servicer..............................    35
   Section 3.02. Agreements Between Company and Subservicer..............    35
   Section 3.03. Collection of Certain Mortgage Loan Payments and
                 Liquidation of Mortgage Loans...........................    36
   Section 3.04. Principal and Interest Accounts.........................    37
   Section 3.05. Escrow Accounts.........................................    37
   Section 3.06. Custodial Account.......................................    37
   Section 3.07. Permitted Withdrawals From the Custodial Account........    38
   Section 3.08. Permitted Instruments...................................    39
   Section 3.09. Primary Insurance Policies..............................    40
   Section 3.10. Maintenance of Hazard Insurance and Errors and
                 Omissions and Fidelity Coverage.........................    40
   Section 3.11. Enforcement of Due-On-Sale Clauses......................    41
   Section 3.12. Realization Upon Defaulted Mortgage Loans...............    43
   Section 3.13. Owner to Cooperate: Release of Mortgage Files...........    44
   Section 3.14. Annual Reports to the Owner.............................    45
   Section 3.15. REO Property............................................    46

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                            PAGE
                                                                            ----
   Section 3.16. Nonsolicitation.........................................    47
   Section 3.17. Tax Service Contract....................................    47

ARTICLE IV Payments to the Owner.........................................    49
   Section 4.01. Distributions...........................................    49
   Section 4.02. Statements to the Owner.................................    49
   Section 4.03. Distribution Reports; Monthly Advances by the Company...    50

ARTICLE V The Company....................................................    52
   Section 5.01. Liability of the Company and Others.....................    52
   Section 5.02. Merger or Consolidation of the Company..................    53
   Section 5.03. Company Resignation: Assignment of Agreement............    53

ARTICLE VI Default.......................................................    53
   Section 6.01. Events of Default of the Company........................    53
   Section 6.02. Waiver of Defaults......................................    55

ARTICLE VII Termination..................................................    55
   Section 7.01. Termination.............................................    55

ARTICLE VIII Compliance With Regulation AB...............................    55
   Section 8.01. Intent of the Parties; Reasonableness...................    55
   Section 8.02. Additional Representations and Warranties of the
                 Company.................................................    56
   Section 8.03. Information to Be Provided by the Company...............    57
   Section 8.04. Use of Subservicers and Subcontractors..................    62
   Section 8.05. Indemnification; Remedies...............................    63

ARTICLE IX Miscellaneous Provisions......................................    67
   Section 9.01. Successor to the Company................................    67
   Section 9.02. Entire Agreement: Amendment.............................    67
   Section 9.03. GOVERNING LAW...........................................    67
   Section 9.04. Notices.................................................    67
   Section 9.05. Severability of Provisions..............................    68
   Section 9.06. No Partnership..........................................    68
   Section 9.07. Exhibits................................................    68
   Section 9.08. Counterparts; Successors and Assigns....................    68

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                            PAGE
                                                                            ----
EXHIBITS
EXHIBIT A - FORM OF REFERENCE AGREEMENT
EXHIBIT B - FORM OF SUBSERVICING AGREEMENT
EXHIBIT C - RESERVED
EXHIBIT D - FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT E - FORM OF CERTIFICATION
EXHIBIT F - FORM OF REQUEST FOR RELEASE
EXHIBIT G - SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE
EXHIBIT H - FORM OF ANNUAL CERTIFICATION

          This is a STANDARD TERMS AND PROVISIONS OF SALE AND SERVICING AGREEMENT, Residential Mortgage Loans, Series 2006-QWH20, dated and effective as of July 1, 2006, by and between RESIDENTIAL FUNDING CORPORATION, as seller and master servicer (the "Company"), and HSBC BANK USA, NATIONAL ASSOCIATION, as the initial owner (the "Initial Owner"), together with all amendments hereof and supplements hereto (as it pertains to the Mortgage Pool and as incorporated by reference in and made a part of the Reference Agreement (as such terms defined below), the "Agreement").

                              PRELIMINARY STATEMENT

          The Initial Owner has agreed to purchase from time to time from the Company and the Company has agreed to sell to the Initial Owner, on a servicing retained basis and without recourse, pools of adjustable rate Mortgage Loans. Each pool of Mortgage Loans will have the characteristics set forth herein and in the Reference Agreement, a form of which is attached as Exhibit A hereto (each, a "Reference Agreement"). The sale of the Mortgage Loans in each Mortgage Pool will be governed by the Reference Agreement together with this Agreement, which will be incorporated by reference into and made a part of the Reference Agreement.

          In consideration of the premises and the mutual agreements hereinafter set forth, and intending to be legally bound, the Initial Owner and the Company agree hereby as follows:

                                    ARTICLE I

                                   Definitions

          Section 1.01 Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

          AAR: An Assignment and Assumption Agreement in the form of Exhibit D hereto.

          Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage lending institutions that service loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and in accordance with applicable law, the terms of the Mortgage and Mortgage Note and servicing practices acceptable to Fannie Mae for MBS pool mortgages.

          Accrued Interest: With respect to each Remittance Date, one month's interest accrued at the then applicable Pass-Through Rate on the aggregate Principal Balance of the Mortgage Loans in the Mortgage Pool as of the close of business on the immediately preceding Remittance Date (or in the case of the first Remittance Date, the Cut-off Date). Accrued Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Interest will be adjusted in accordance with Section 1.02.

          Acquisition Date: As defined in Section 3.15.

          Adjustable Rate Mortgage Loan: A Mortgage Loan that provides for adjustment to the Mortgage Interest Rate applicable thereto on each Adjustment Date as set forth in the related Mortgage Note.

          Adjustment Date: As to each Mortgage Loan, each date set forth in the related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

          Appraised Value: With respect to any Mortgaged Property, generally, the lesser of (a) the appraised value of such Mortgaged Property based on an appraisal made at the time of the origination or modification of the related Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac and the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and (b) the sale price of the Mortgaged Property at such time of origination; except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

          Assignment of Mortgage: With respect to each Mortgage Loan that is not a MERS Loan, an individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage to the Owner.

          Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

          Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of Minnesota, the State of California, the State of New York or the State of Illinois (or such other state or states in which the Custodial Account is at the time located) are required or authorized by law or executive order to be closed.

          Cash-Out Refinancing: A Refinanced Mortgage Loan the proceeds of which were in excess of the principal balance of any existing first mortgage on the related Mortgaged Property and related closing costs, and were used to pay any such existing first mortgage, related closing costs and subordinate mortgages on the related Mortgaged Property.

          Cash Receipts: As defined in Section 3.15.

          Closing Date: As defined in the Reference Agreement.

          Code: The Internal Revenue Code of 1986.

          Combined Loan-to-Value Ratio or CLTV: With respect to any Mortgage Loan as of any date of determination, the ratio on such date of the outstanding principal amount of the Mortgage Loan and any other mortgage loan which is secured by a lien on the related Mortgaged Property to the Appraised Value of the Mortgaged Property.

          Commission: The United States Securities and Exchange Commission.

          Company: Residential Funding Corporation, a Delaware corporation, or its successor in interest, or any successor as herein provided.

          Company Information: As defined in Section 8.05(a).

          Condemnation Proceeds: All awards, compensation and settlements in respect of a taking of all or part of a Mortgaged Property by exercise of the power of condemnation or the right of eminent domain.

          Consumer Information: Information, including, but not limited to, all personal information about the Mortgagors that is supplied to the Initial Owner by or on behalf of the Company.

          Convertible Mortgage Loan: Any Mortgage Loan which by its terms grants to the related Mortgagor the option to convert the interest rate borne by such Mortgage Loan from an adjustable interest rate to a fixed interest rate.

          Custodial Account: The custodial account created and maintained pursuant to Section 3.06.

          Custodial Agreement: An agreement providing for the custody of certain original documents relating to the Mortgage Loans.

          Custodian: The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodian Agreement, as therein provided.

          Cut-off Date: As defined in the Reference Agreement.

          Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

          Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

          Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

          Determination Date: With respect to any Remittance Date, the 15th day (or if such 15th day is not a Business Day, the Business Day immediately succeeding such 15th day) of the month in which such Remittance Date occurs.

          Due Date: With respect to any Remittance Date, the first day of the calendar month in which such Remittance Date occurs, which is the day on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

          Due Period: With respect to any Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on the related Due Date.

          Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated A-1 by Standard & Poor's or Prime-1 by Moody's Investors Service (or a comparable rating if another rating agency is specified by the Initial Owner by written notice to the Company) at the time any amounts are held on deposit therein, or (ii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

          Escrow Payments: The amounts constituting ground rents, taxes, assessments, water charges, sewer rents, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the Mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

          Exchange Act: The Securities Exchange Act of 1934, as amended.

          ERISA: The Employee Retirement Income Security Act of 1974, as amended.

          Event of Default: As defined in Section 6.01.

          Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

          Fannie Mae Guides: The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto, including, but not limited to, future updates thereof.

          FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended.

          Fixed Rate Mortgage Loan: A Mortgage Loan with respect to which the Mortgage Interest Rate set forth in the Mortgage Note is fixed for the term of such Mortgage Loan.

          Flood Zone Service Contract: A transferable contract maintained for the Mortgaged Property with a nationally recognized flood zone service provider for the purpose of obtaining the current flood zone status relating to such Mortgaged Property.

          Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

          Full Prepayment: Any payment of the entire principal balance of a Mortgage Loan which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated on the related Mortgage Loan Schedule as the "NOTE MARGIN", which percentage is added to the Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, Maximum Interest Rate and Minimum Interest Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date thereof.

          HUD: The United States Department of Housing and Urban Development or any successor thereto.

          Index: As defined in the Reference Agreement.

          Insurance Proceeds: Proceeds paid in respect of any Mortgage Loan pursuant to any insurance policy covering such Mortgage Loan to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer or the Company and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures set forth in the Program Guide.

          Insured Expenses: Expenses covered by any mortgage insurance policy, any replacement insurance policy or policies or any other insurance policy.

          Liquidated Mortgage Loan: A Mortgage Loan as to which payment has been made to the Company of all Liquidation Proceeds and other payments or recoveries which the Company deems to be finally recoverable.

          Liquidation Expenses: Expenses which are incurred by the Company in connection with the liquidation of any defaulted Mortgage Loan (to the extent such amount is reimbursable under the terms of this Agreement or the Program Guide) and not recovered by the Company under any insurance policy for reasons other than the Company's failure to comply with Section 3.09 or 3.10.

          Liquidation Proceeds: Cash (including Insurance Proceeds and Condemnation Proceeds, received in connection with the liquidation of defaulted Mortgage Loans, whether through trustee's sale, condemnation, foreclosure sale or otherwise, net of Liquidation Expenses.

          Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

          Master Servicer: With respect to any Securitization Transaction, the "master servicer," if any, identified in the related transaction documents.

          Maximum Interest Rate: As to any Mortgage Loan, the maximum interest rate that may be borne by such Mortgage Loan as set forth in the related Mortgage Note and indicated in the related Mortgage Loan Schedule as the "NOTE CEILING," which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

          MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

          MERS Loan: Any Loan registered with MERS on the MERS System.

          MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

          MIN: The Mortgage Identification Number of Mortgage Loans registered with MERS on the MERS(R) System.

          Minimum Interest Rate: As to any Mortgage Loan, the greater of (i) the Gross Margin and (ii) the rate indicated in the related Mortgage Loan Schedule as the "NOTE FLOOR," which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

          Monthly Advance: The aggregate of the advances made by the Company with respect to any Remittance Date pursuant to Section 4.03, the amount of any such Monthly Advance being equal to the aggregate of the principal portion of such Monthly Payments on the Mortgage Loans which were due on the related Due Date but extended pursuant to Section 3.03 or delinquent (in whole or in part) as of the close of business on the Business Day immediately preceding the related Remittance Date, plus the interest portion of such Monthly Payments adjusted to the related Mortgage Loan Remittance Rates, and less the amount of any advances which the Company has determined would constitute Nonrecoverable Monthly Advances, if made.

          Monthly Payment: With respect to any Mortgage Loan and any month, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by a Mortgagor in such month under the related Mortgage Note.

          Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien on a fee simple interest in real property securing a Mortgage Note.

          Mortgagee: The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

          Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan which shall be delivered to the Custodian, as the duly appointed agent of the Owner, or as otherwise agreed by the parties to this Agreement and the Custodian, if any, in writing, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

          Mortgage Interest Rate: The annual rate at which interest accrues on any Mortgage Loan. The Mortgage Interest Rate for each Mortgage Loan as of the Cut-off Date will be the rate indicated as the "CURR RATE" on the Mortgage Loan Schedule and will be adjusted on each Adjustment Date to a rate equal to the sum of the Index applicable to such Adjustment Date and the Gross Margin, rounded to the nearest multiple of 0.125%, subject to the application of the applicable Maximum Interest Rate and Minimum Interest Rate.

          Mortgage Loan: An individual mortgage loan which is the subject of this Agreement and identified on the Mortgage Loan Schedule.

          Mortgage Loan Documents: The documents contained in a Mortgage File.

          Mortgage Loan Remittance Rate: With respect to each Mortgage Loan and Due Date occurring prior to the first Adjustment Date for such Mortgage Loan occurring after the Cut-off Date, the rate designated as the "NET MTG RT" for such Mortgage Loan on the related Mortgage Loan Schedule. With respect to each Mortgage Loan and each Due Date occurring on or after each Adjustment Date, a rate equal to the then-applicable Mortgage Interest Rate minus the sum of the then-applicable Servicing Fee Rate and Subservicing Fee Rate.

          Mortgage Loan Schedule: With respect to each Mortgage Pool, the schedule of Mortgage Loans annexed to each Reference Agreement in both hard copy and in electronic format acceptable to the Company and the Initial Owner, such schedule setting forth the following information with respect to each Mortgage Loan in the Mortgage Pool: (1) the Seller's Mortgage Loan identifying number;
(2) the Mortgagor's first and last name; (3) the street address of the Mortgaged Property including the state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied; (5) the type of Residential Dwelling constituting the Mortgaged Property; (6) the original months to maturity; (7) the original date of the Mortgage Loan; (8) the Loan-to-Value Ratio or Combined Loan-to-Value Ratio at origination; (9) the Mortgage Interest Rate in effect immediately following the Cut-off Date; (10) the date on which the first Monthly Payment was due on the Mortgage Loan; (11) the stated maturity date; (12) the amount of the Monthly Payment at origination; (13) the amount of the Monthly Payment as of the Cut-off Date; (14) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance; (15) the original principal amount of the Mortgage Loan; (16) the Stated Principal Balance of the Mortgage Loan; as of the close of business on the Cut-off Date;
(17) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date; (18) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;
(19) a code indicating the purpose of the loan (i.e., purchase financing, Rate/Term Refinancing, Cash-Out Refinancing); (20) with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Interest Rate under the terms of the Mortgage Note; (21) with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Interest Rate under the terms of the Mortgage Note;
(22) the Mortgage Interest Rate at origination; (23) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap; (24) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following the Cut-off Date; (25) with respect to each Adjustable Rate Mortgage Loan, the Index; (26) the date on which the first Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (27) a code indicating the documentation style (i.e., full (providing two years employment verification - 2 years W-2's and current pay stub or 2 years 1040's for self employed borrowers), alternative or reduced); (28) a code indicating whether the Mortgage Loan is an Adjustable Rate Mortgage Loan or a Fixed Rate Mortgage Loan;
(29) the Appraised Value of the Mortgaged Property; (30) the sale price of the Mortgaged Property, if applicable; (31) a code indicating whether the Mortgage Loan is subject to a Prepayment Charge or penalty; (32) the term of any Prepayment Charge or penalty; (33) with respect to each MERS Mortgage Loan, the related MIN; (34) reserved; (35) a code indicating if the Mortgage Loan is an interest-only Mortgage Loan and, if so, the term of the interest-only period of such Mortgage Loan; (36) a code indicating whether the Mortgage Loan is a first or second lien; (37) a code indicating whether the Mortgage Loan is a Balloon Mortgage Loan and, if so, the term of the Balloon Mortgage Loan; and (38) a code indicating if the Mortgage Loan is subject to a Primary Insurance Policy, and if so, the insurer. With respect to the Mortgage Loan Pool in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

          Mortgage Note: The originally executed note evidencing the indebtedness of a Mortgagor under a Mortgage Loan and any modification thereto.

          Mortgage Pool: Each pool of Mortgage Loans conveyed by the Company to the Initial Owner from time to time pursuant to a Reference Agreement referencing this Agreement.

          Mortgaged Property: The underlying property securing a Mortgage Loan.

          Mortgagor: The obligor on a Mortgage Note.

          Net Mortgage Rate: With respect to any Mortgage Loan (or the related REO Property), as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Interest Rate for such Mortgage Loan minus the Servicing Fee Rate.

          Negative Amortization: With respect to each Negative Amortization Mortgage Loan, that portion of interest accrued at the Mortgage Interest Rate in any month that exceeds the Monthly Payment on the related Mortgage Loan for such month and which, pursuant to the terms of the Mortgage Note, is added to the principal balance of the Mortgage Loan.

          Negative Amortization Cap: With respect to each Negative Amortization Mortgage Loan, the provision of each Mortgage Note that provides for an absolute maximum percentage of the original principal amount of such Mortgage Loan that the outstanding principal amount of the Mortgage Loan may reach as a result of Negative Amortization as specified on the Mortgage Loan Schedule.

          Negative Amortization Mortgage Loan: Each Mortgage Loan that is identified on the Mortgage Loan Schedule as a Mortgage Loan that may be subject to Negative Amortization.

          Nonrecoverable Monthly Advance: Any Monthly Advance previously made or proposed to be made by the Company which, in the good faith judgment of the Company, is not or, in the case of a proposed Monthly Advance, would not be ultimately recoverable by the Company from Liquidation Proceeds or otherwise.

          Opinion of Counsel: A written opinion of counsel, who may, unless otherwise provided herein, be counsel for the Company and which opinion is reasonably acceptable to each Person to whom such opinion is addressed.

          Owner: Any Person from time to time having an Ownership Interest in the Mortgage Loans.

          Ownership Interest: The undivided ownership interest in a Mortgage
Pool.

          Partial Prepayment: Any payment of principal on a Mortgage Loan, other than a Full Prepayment, which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          Pass-Through Rate: As to any Remittance Date, a rate equal to the weighted average, expressed as a percentage, of the Mortgage Loan Remittance Rates of all Mortgage Loans in a Mortgage Pool as of the close of business on the Due Date in the month preceding the month in which such Remittance Date occurs, weighted on the basis of the respective Principal Balances of such Mortgage Loans, which Principal Balances shall be the Principal Balances of such Mortgage Loans immediately prior to such Remittance Date.

          Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Adjustable Rate Mortgage Loan may increase (without regard to the Maximum Interest Rate) or decrease (without regard to the Minimum Interest Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date.

          Permitted Instrument: As defined in Section 3.08.

          Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Plan: As defined in Section 2.03.

          Prepayment Charge: With respect to any Mortgage Loan, the charges or premiums, if any, received or payable in connection with a full or partial prepayment of such Mortgage Loan in accordance with the terms of the related Mortgage Note or Mortgage.

          Primary Mortgage Insurance Policy: Each policy of primary mortgage insurance or any replacement policy therefor issued by a Qualified Insurer.

          Principal Balance: As to each Mortgage Loan, as of the time of any determination, (i) the principal balance remaining to be paid by the Mortgagor at the close of business on the Cut-off Date, after deduction of all payments allocable to principal due on or before the Cut-off Date whether or not collected from the Mortgagor on or before such date, minus (ii) all amounts distributed to the Owner with respect to such Mortgage Loan and reported to the Owner as allocable to principal, including the principal component of any Monthly Advances.

          Principal Remittance Amount: With respect to any Remittance Date, the sum of (a) the principal component of any Monthly Advance for such Remittance Date; (b) any amount required to be deposited in the Custodial Account pursuant to Section 3.10(a); and (c) the amount on deposit in the Custodial Account as of the close of business on the Determination Date immediately preceding such Remittance Date which is allocable to payments on account of principal of the Mortgage Loans, which amount shall not include (i) Full Prepayments and Partial Prepayments and the principal portion of any Liquidation Proceeds, Insurance Proceeds or proceeds of the purchase of any Mortgage Loan pursuant to Sections
2.02 and 2.04 received in the month in which such Remittance Date occurs (other than such Liquidation Proceeds, Insurance Proceeds or proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02 and 2.04 that the Company has deemed to have been received in the preceding month), (ii) payments which represent receipt of scheduled payments of principal due on a date or dates subsequent to the related Due Date and (iii) late payments of principal which have been the subject of a previous Monthly Advance and which are eligible for withdrawal pursuant to clauses (ii) or (vii) of Section 3.07.

          Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding Corporation's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding Corporation from time to time. As of the date of this Agreement the Program Guide is consistent with the Fannie Mae Guides except as previously reported in writing to the Initial Owner.

          Purchase Price: As defined in the Reference Agreement.

          Purchase Price Percentage: As defined in the Reference Agreement or related commitment letter.

          Qualified Correspondent: Any Person from which the Company purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Company and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Company, in accordance with underwriting guidelines designated by the Company ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Company within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Company in origination of mortgage loans of the same type as the Mortgage Loans for the Company's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Company on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Company; and (iv) the Company employed, at the time such Mortgage Loans were acquired by the Company, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Company.

          Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the insurance policy issued by it, approved as an insurer by Fannie Mae and Freddie Mac.

          Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

          Reconstitution Agreement: An agreement entered into by the Company and the Initial Owner and/or certain third parties in connection with a Reconstitution with respect to any or all of the Mortgage Loans serviced under this Agreement.

          Record Date: With respect to each Remittance Date, the close of business on the last Business Day of the month next preceding the month in which the related Remittance Date occurs.

          Refinanced Mortgage Loan: A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

          Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          Remittance Amount: With respect to any Remittance Date, an amount equal to, subject to Section 1.02, (i) the Principal Remittance Amount (if any) for such Remittance Date, plus (ii) the Accrued Interest for such Remittance Date, minus (iii) any amounts payable to the Company pursuant to Section 3.07 that are not taken into account in the adjustment of Accrued Interest pursuant to Section 1.02.

          Remittance Date: The 18th day of any month, beginning in the month following the month in which the Cut-off Date occurs, or, if such 18th day is not a Business Day, the first Business Day immediately following.

          Repurchase Price: With respect to any Mortgage Loan, a price equal to the sum of (i) the product of the Principal Balance of such Mortgage Loan, multiplied by the greater of (x) the Purchase Price Percentage and (y) 100%, plus (ii) interest on such Principal Balance at the Mortgage Interest Rate from and including the last Due Date through which interest has been paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, less amounts received in respect of such repurchased Mortgage Loan that are being held in the Custodial Account for distribution in connection with such Mortgage Loan, plus (iii) any unreimbursed Servicing Advances and Monthly Advances (including Nonrecoverable Monthly Advances) and any unpaid servicing fees allocable to such Mortgage Loan paid by any party other than the Company, plus (iv) any costs and expenses incurred by the Owner, the servicer, master servicer or any trustee in respect of the breach or defect giving rise to the repurchase obligation including, without limitation, any costs and damages incurred by any such party in connection with any violation by any such Mortgage Loan of any predatory or abusive lending law.

          REO Disposition: The final sale by the Company of any REO Property.

          REO Property: A Mortgaged Property acquired by the Owner or the Company on behalf of the Owner through foreclosure or deed in lieu of foreclosure.

          Request for Release: A request for release, the form of which is attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

          Securities Act: The Securities Act of 1933, as amended.

          Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

          Seller: As to any Mortgage Loan, a Person that executed a Seller's Agreement applicable to such Mortgage Loan.

          Seller's Agreement: An agreement for the origination and sale of Mortgage Loans in the form referred to in the Program Guide or in such other form as has been approved by the Company.

          Servicer: As defined in Section 8.03(c).

          Servicing Advances: All customary, reasonable and necessary "out-of-pocket" costs and expenses incurred by the Company in the performance of its servicing obligations, including, but not limited to, the cost of (i) preservation, restoration and repair of a Mortgaged Property, (ii) any enforcement or judicial proceedings with respect to a Mortgage Loan, including foreclosure actions and (iii) the management and liquidation of REO Property.

          Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

          Servicing Fee: As to each Mortgage Loan, the annual fee, payable monthly to the Company out of the interest portion of the Monthly Payment or other collections received on each Mortgage Loan.

          Servicing Fee Rate: As defined in the Reference Agreement.

          Servicing File: With respect to each Mortgage Loan, the file retained by the Company consisting of originals of all documents in the Mortgage File that are not delivered to the Initial Owner or the Custodian and copies of the Mortgage Loan Documents.

          Servicing Performance Test or Trigger: A percentage of delinquencies and/or losses realized on mortgage loans included in a securitization transaction that, if exceeded, permits a third party credit enhancer to replace the Company or a Servicer as master servicer or servicer.

          Static Pool Information: Static pool information as described in Item 1l05(a)(l)-(3) and 1105(c) of Regulation AB.

          Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item l122( d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Company or a Subservicer.

          Subservicer: Any Person that services Mortgage Loans on behalf of the Company or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Company under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

          Subservicing Agreement: The written contract between the Company and a Subservicer as may be amended from time to time, a representative form of which is attached hereto as Exhibit B.

          Subservicing Fee: The annual fee, payable monthly to the Subservicer out of the interest portion of the Monthly Payment received on each Mortgage Loan.

          Subservicing Fee Rate: As defined in the Reference Agreement.

          Successor Servicer: Any successor master servicer appointed pursuant to Section 9.01.

          Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

          Section 1.02 Calculations Respecting Accrued Interest. (a) Except as specifically provided in Section 3.06(viii), in the case of a Partial Prepayment, the Accrued Interest on the Remittance Date in the next succeeding month shall be reduced by one month's interest at the Mortgage Loan Remittance Rate on the amount of such Partial Prepayment. Except as specifically provided in Section 3.06(viii), in the case of a Full Prepayment, the Accrued Interest on the Remittance Date in the next succeeding month shall be reduced by the excess, if any, of (i) one month's interest at the applicable Mortgage Loan Remittance Rate on the Principal Balance of such Mortgage Loan, over (ii) the amount of any payment of interest which accompanied such Full Prepayment (after adjustment for the Servicing Fee and Subservicing Fee for the number of days covered by such payment of interest).

          (b) In the event that the Liquidation Proceeds with respect to any Mortgage Loan (net of amounts payable or reimbursable therefrom pursuant to Sections 3.07(iii) and 3.07(iv)) are less than the Principal Balance of such Mortgage Loan, together with one month's interest thereon at the applicable Mortgage Loan Remittance Rate, the Accrued Interest on the Remittance Date in the next succeeding month shall be reduced by the amount of such insufficiency.

          (c) In the event that any amount or amounts shall be withdrawn from amounts attributable to the Mortgage Loans on deposit in the Custodial Account pursuant to clauses (ii), (iii) (other than for servicing compensation), (iv),
(v), (vi), (vii), (viii) or (ix) of Section 3.07 and the related withdrawal or withdrawals shall not be reflected in any adjustment required pursuant to subsections (a) and (b) above, the Accrued Interest on the immediately succeeding Remittance Date shall be reduced by the total of such amounts so withdrawn to the extent such amounts would result in a shortfall of Accrued Interest.

          (d) In the event that as of the end of any Due Period, for any reason (including, without limitation, acquisition of title to the underlying Mortgaged Property through foreclosure or acceptance of a deed in lieu of foreclosure, application of the Servicemembers' Civil Relief Act or similar legislation or regulations as in effect from time to time, or a Debt Service Reduction or a Deficient Valuation), less than the full amount of the interest portion of the Monthly Payment at the Mortgage Loan Remittance Rate due on the Due Date in such Due Period on any Mortgage Loan is deposited in the Custodial Account and no Monthly Advance is made or required to be made in respect thereof, the Accrued Interest on the immediately succeeding Remittance Date shall be reduced by the amount of such insufficiency.

          (e) In the event that on or in the month of any Due Date (after adjustment for the Subservicing Fee and Servicing Fee) more than one month's interest at the applicable Mortgage Loan Remittance Rate on the Principal Balance of any Mortgage Loan is deposited in the Custodial Account as a result of late recoveries of interest in respect of which no Monthly Advance was made in respect of such amount, the Accrued Interest on the immediately succeeding Remittance Date shall be increased by the amount of such excess.

          (f) All references to the Principal Balance of any Mortgage Loan in this Section 1.02 are to the Principal Balance of such Mortgage Loan as of the close of business on the Remittance Date immediately preceding the Remittance Date in respect of which the Accrued Interest thereon is being adjusted pursuant to the applicable subsection of this Section 1.02 or, in the case of the first Remittance Date, as of the Cut-off Date.

                                   ARTICLE II

                          Conveyance of Mortgage Loans

          Section 2.01 Conveyance of Mortgage Loans; Possession of Mortgage
Files.

          (a) The Company, simultaneously with the execution and delivery of the Reference Agreement and payment of the Purchase Price, shall hereby sell, transfer and assign, without recourse, to the Initial Owner the Ownership Interest comprising all the right, title and interest of the Company in and to the Mortgage Loans, including all interest at the applicable Mortgage Loan Remittance Rate and principal received on or with respect to the Mortgage Loans after the Cut-off Date defined in the applicable Reference Agreement (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date) on a servicing retained basis.

          (b) Record title to each Note and the related Mortgage as of the Closing Date shall be in the name of the Company, the Initial Owner or one or more designees of the Initial Owner, as the Initial Owner shall designate. Notwithstanding the foregoing, beneficial ownership of each Note and the related Mortgage shall be vested solely in the Initial Owner. All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the Company after the Cut-off Date on or in connection with a Mortgage Loan shall be vested in the Initial Owner or one or more designees of the Initial Owner; provided, however, that all such funds received on or in connection with a Mortgage Loan shall be received and held by the Company in trust for the benefit of the Owner as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

          It is the express intention of the parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the Mortgage Loans by the Company and not a pledge of the Mortgage Loans by the Company to the Initial Owner to secure a debt or other obligation of the Company. Consequently, the sale of each Mortgage Loan shall be reflected as a sale on the Company's business records, tax returns and financial statements.

          (c) In connection with the Company's sale of the Mortgage Loans to the Initial Owner pursuant to the Reference Agreement, the Company shall deliver to, and deposit with, the Custodian, as the duly appointed agent of the Owner for such purpose, the following original documents or instruments (or copies thereof as permitted by this Section) with respect to each Mortgage Loan so assigned:

               (i) The original Mortgage Note, endorsed in blank by the Company without recourse, and showing an unbroken chain of endorsements from the originator thereof to the Company or an original lost note affidavit from the related Seller or the Company stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

               (ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MERS Loan if the Mortgage Loan is a MERS Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

               (iii) Unless the Mortgage Loan is registered on the MERS(R) System, an unrecorded original Assignment of Mortgage, in recordable form, from the Company in blank;

               (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Company (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon;

               (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement;

               (vi) The original of each guarantee executed in connection with the Mortgage Note, if any; and

               (vii) if the Mortgage Note, the Mortgage, any Assignment of Mortgage or any other related document has been signed by a Person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Person to sign.

          The Company may, in lieu of delivery of the original of the documents set forth in Section 2.01(c)(ii) through (vi) (or copies thereof as permitted by Section 2.01(c)) to the Custodian, retain such documents and hold such documents in trust for the use and benefit of all present and future Owners until 30 days following the receipt of the original of all of the documents or instruments set forth in Section 2.01(c)(ii) through (vi) (or copies thereof as permitted by such Section) for any Mortgage Loan. At such time, the Company shall deliver a complete set of such documents to the Custodian as the duly appointed agent of the Owner.

          In the event that the Company has been notified by the Custodian that it has delivered to the Custodian any Mortgage Note endorsed in blank or Assignment of Mortgage in blank by a party other than the Company, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and Assignment of Mortgage into the name of the Company and deliver an endorsement in blank by the Company and an Assignment of Mortgage from the Company in blank.

          (d) Notwithstanding the provisions of Section 2.01(c), in the event that in connection with any Mortgage Loan the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or a copy thereof as permitted by Section 2.01(c)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by a public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver to the Custodian a certified copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement. The Company shall promptly deliver to the Custodian such Mortgage, assignment, modification, assumption agreement or preferred loan agreement with evidence of recording indicated thereon in accordance with Section 2.01(c).

          (e) If the original or copy of any document submitted for recordation to the appropriate recording office is not delivered to the Initial Owner or its designee within 180 days following the related Closing Date due to a delay at the applicable recording office, the Company shall deliver to the Initial Owner an officer's written certification certifying that the delay in delivering the original recorded document to the Initial Owner is due to delays at the applicable recording office and that the Company shall deliver the original recorded documents no later than 270 days after the related Closing Date.

          The Company shall provide to each of the Initial Owner and the Custodian a notice containing a list of authorized servicing personnel (each, an "Authorized Representative") for the purpose of giving and receiving notices, requests and instructions and delivering certificates and documents in connection with this Agreement. Such notice shall contain the specimen signature for each Authorized Representative. From time to time, the Company may, by delivering to the others a revised notice, change the information previously given pursuant to this Section, but each of the parties hereto shall be entitled to rely conclusively on the then current notice until receipt of a superseding notice.

          The Custodian shall certify its receipt of all such Mortgage Loan Documents required to be delivered pursuant to this Agreement for the related Closing Date, as evidenced by the Trust Receipt and Initial Certification of the Custodian in the form annexed to the Custodial Agreement.

          The Company shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two weeks of their execution, provided, however, that the Company shall provide the Custodian with a certified true copy of any such document submitted for recordation within two weeks of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within one year of its submission for recordation.

          In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will, at the Owner's request and sole cost and expense, cause the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Owner by including (or, if applicable, deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the code in the field "Pool Field" which identifies the series in which such loans were sold. The Company further agrees that it will not alter the code referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

          (f) Any documents required to be delivered to the Custodian by the Company pursuant to this Section 2.01 which are in the possession or control of the Company or a Subservicer and which are not delivered to the Custodian or are requested from the Custodian in connection with the servicing of the Mortgage Loans are and shall be held by the Company, either directly or through the related Subservicer, in trust for the benefit of the Owner.

          The sale of each Mortgage Loan shall be reflected on the Company's balance sheet and other financial statements as a sale of assets by the Company. The Company shall be responsible for maintaining, and shall maintain records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Owner.

          Section 2.02. Acceptance by the Initial Owner; Repurchase. The Initial Owner hereby directs the Company to deliver the documents referred to in Section
2.01 above to Wells Fargo Bank, National Association, as Custodian for the Initial Owner, and acknowledges that the Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files in trust for the use and benefit of the Initial Owner and any other future Owner.

          If any document or documents constituting a part of the Mortgage File are missing or defective, the Owner shall notify the Company of such omission or defect which it finds in respect of any Mortgage Loan. If such omission or defect materially and adversely affects the interests of the Owner, the Company shall promptly correct or cure such omission or defect within 30 days from the date the Company was notified of such omission or defect, and if such omission or defect is not corrected or cured within such period, the Company shall repurchase such Mortgage Loan at the Repurchase Price. If on the date that is 270 days after the Closing Date any Mortgage File does not contain any required documents, the Company shall repurchase the related Mortgage Loan for the Repurchase Price.

          Section 2.03. Assignment of Mortgage Loans. The Initial Owner or Owner shall have the right to assign its interest under this Agreement with respect to the Mortgage Loans and designate any person to exercise any rights of the Owner hereunder with respect to the Mortgage Loans, and the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to the Mortgage Loans; provided, however, that the Mortgage Loans shall at all times be subject to the terms of this Agreement. Prior to assigning its interests under this Agreement, the Owner shall deliver a copy of this Agreement to such assignee or designee. Each assignee or designee may assign its interest in the Mortgage Loans owned by it. No sale or transfer of the Mortgage Loans or assignment of this Agreement shall be binding upon the Company for any purpose under this Agreement unless the Owner proposing to make such sale, transfer or assignment and its prospective assignee have executed and delivered to the Company an assignment and assumption agreement in the form of Exhibit D annexed hereto and the Company has acknowledged such agreement. If required by any nationally recognized rating agency rating securities backed by the Mortgage Loans, the Company will amend this Agreement to provide that the Custodial Account shall be a segregated account into which only funds relating to the Mortgage Loan will be deposited. No sale of the Mortgage Loans shall be made to any employee benefit plan or other plan that is subject to ERISA or Section 4975 of the Code (each, a "Plan") or to any person or entity that is investing on behalf of or with "plan assets" of any Plan or to any insurance company, other than an insurance company investing with funds held in its general account (if such funds do not include "plan assets" of any Plan), unless the Owner's prospective assignee provides the Company with a certification or Opinion of Counsel or both, which establishes to the Company's satisfaction that such disposition will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA and Section 4975 of the Code. The Company shall not be required to pay any costs or expenses incurred in connection with obtaining such Opinion of Counsel. The Company may require that such prospective assignee certify to the Company in writing the facts establishing that such disposition will not violate the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code.

          The sale of the Mortgage Loans has not been registered or qualified under the Securities Act or any state securities law. No sale, transfer, pledge or other disposition of the Mortgage Loans or any interest therein shall be made unless such disposition is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. The Company is not obligated to register or qualify the Mortgage Loans under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of the Mortgage Loans without registration or qualification.

          Upon compliance with the foregoing conditions and receipt of an assignment and assumption agreement executed by the Owner and its prospective assignee and acknowledged by the Company, the Company shall make the appropriate notations in its books to reflect the sale of the affected Mortgage Loans to such assignee, such assignee shall accede to the rights and the obligations of the Owner hereunder with respect to such Mortgage Loans, and the Owner shall be released from its obligations hereunder with respect to such Mortgage Loans that have been sold in accordance with this Agreement. For the purposes of this Agreement, the Company shall be under no obligation to deal with any Person with respect to this Agreement or the Mortgage Loans unless the books and records of the Company show such Person as the Owner of such Mortgage Loans. The Company shall not be responsible for expenses incurred by the Owner or any transferee in connection with any sale or transfer pursuant to this Section 2.03.

          Section 2.04. Representations and Warranties of the Company with respect to the Mortgage Loans. The Company hereby represents and warrants to the Owner that as of the Closing Date or such other date specifically provided for herein, unless otherwise specified in the applicable Reference Agreement, with respect to each Mortgage Loan:

          (a) The information set forth in the related Mortgage Loan Schedule, as of the dates set forth therein, is complete, true and correct;

          (b) The Mortgage Note and the Mortgage are not subject to any right of rescission, set off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set off, counterclaim or defense, including the defense of usury, and no such right of rescission, set off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

          (c) All buildings upon the Mortgaged Property are insured by an insurer acceptable under the Fannie Mae Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides or by the Freddie Mac Guides, in an amount representing coverage that is at least equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis or (ii) the outstanding principal balance of the Mortgage Loan plus with respect to any second lien Mortgage Loan, the outstanding principal balance of the related first lien mortgage loan, in each case in an amount not less than such amount as is necessary to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Company and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid. If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to Fannie Mae and Freddie Mac requirements, in an amount not less than the amount required by the Flood Disaster Protection Act of 1973, as amended. Such policy was issued by an insurer acceptable under Fannie Mae or Freddie Mac guidelines. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

          (d) At origination of the Mortgage Loan, any and all requirements of any federal, state or local law, including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing, predatory and abusive lending, fair lending or disclosure laws applicable to the origination and servicing of the Mortgage Loan have been complied with in all material respects;

          (e) The Mortgage is a valid and existing (i) first lien with respect to each Mortgage Loan that is indicated by the Company to be a first lien (as reflected on the Mortgage Loan Schedule), or (ii) second lien with respect to each Mortgage Loan that is indicated by the Company to be a second lien (as reflected on the Mortgage Loan Schedule), in either case, on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to
(A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) with respect to each Mortgage Loan which is indicated by the Company to be a second lien Mortgage Loan (as reflected on the Mortgage Loan Schedule), a first lien on the Mortgaged Property; and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first or second lien and first or second priority security interest (in each case, as indicated on the Mortgage Loan Schedule) on the property described therein and the Company has full right to sell and assign the same to the Owner;

          (f) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles and the Company has taken all action necessary to transfer such rights of enforceability to the Initial Owner. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties or pursuant to a valid power-of-attorney. No Mortgagor has been released from the Mortgage. Without limiting the representations and warranties in paragraph (i) below, neither the Mortgage Note nor the Mortgage have been modified, waived, forborne, released or otherwise impaired except as shown on a writing included in the related Mortgage File and no such modification, waiver, forbearance, release or impairment impairs or reduces any title insurance, mortgage insurance or other insurance coverage with respect to such Mortgage Loan, Mortgage Note, Mortgage or Mortgaged Property and all consents from any such insurer necessary to maintain such insurance coverage unimpaired have been obtained. The Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release. No fraud, negligence, misrepresentation or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Company or the Mortgagor, or, on the part of any other party involved in the origination or servicing of the Mortgage Loan. The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor, there is no requirement for future advances thereunder and any and all requirements as to completion of any on site or off site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather and escrow funds for the completion of swimming pools). All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid or are in the process of being paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

          (g) The Company is the sole legal, beneficial and equitable owner and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note, and upon recordation the Owner or its designee will be the sole owner of the Mortgage and the indebtedness evidenced by the Mortgage Note. Immediately prior to the transfer and assignment to the Initial Owner on the Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Company had title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Initial Owner free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to this Agreement and following the sale of the Mortgage Loan, the Initial Owner will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Company intends to relinquish all rights to possess, control and monitor the Mortgage Loan. Either the Mortgagor is a natural person or the Mortgagor is a revocable inter-vivos trust acceptable to Fannie Mae;

          (h) Each Mortgage Loan is covered by an ALTA lender's title insurance policy (including an adjustable rate mortgage endorsement in the form of ALTA
6.0 or 6.1) or other form of title policy or insurance acceptable to Fannie Mae, in either case, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (e)(A) and (B) and, with respect to any second lien Mortgage Loan, (C) above) the Company, its successors and assigns, as to the first or second priority lien of the Mortgage in the original principal amount of the Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment. Additionally, such policy affirmatively insures ingress and egress to and from the Mortgaged Property. The Company, its successors and assigns, are the sole insureds of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Initial Owner or the assignment to the Initial Owner of the Company's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement;

          (i) Neither the Company nor any servicer has threatened or commenced any foreclosure action with respect to the Mortgage Loan;

          (j) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note (other than a delinquency by a mortgagor in making a Monthly Payment which delinquency did not last more than thirty (30) days and did not occur more than once in the preceding twelve (12) month period), no event exists which, with notice and expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under the Mortgage or the related Mortgage Note; and neither the Company nor any servicer or prior mortgagee has waived any default, breach, violation or event permitting acceleration or granted any forbearance with respect to any of the foregoing. With respect to each second lien Mortgage Loan (i) the first lien mortgage loan is in full force and effect,
(ii) there is no default, breach, violation or event of acceleration existing under such first lien mortgage or the related mortgage note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, (iv) either (A) the first lien mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the second lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the first lien mortgage, (v) the related first lien does not provide for or permit Negative Amortization under such first lien Mortgage Loan, and (vi) either no consent for the Mortgage Loan is required by the holder of the first lien or such consent has been obtained and is contained in the Mortgage File;

          (k) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

          (l) All improvements subject to the Mortgage which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except for de minimis encroachments permitted by the Fannie Mae Guides or the Freddie Mac Guides and except those encroachments which are insured against by the title insurance policy referred to in clause (h) above; and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

          (m) Each Mortgage Loan was originated pursuant to the Program Guide and such Mortgage Loan was originated by or for the Company. The Company has delivered the Program Guide to the Initial Owner and the Mortgage Loan complies with all the terms, conditions and requirements of such Program Guide. The Mortgage Notes and Mortgages (exclusive of any riders) are on forms acceptable to Fannie Mae or Freddie Mac. The Mortgage Loan bears interest at the Mortgage Interest Rate set forth in the related Mortgage Loan Schedule, and Monthly Payments under the Mortgage Note are due and payable on the first day of each month. The Mortgage contains the usual and enforceable provisions for the acceleration of the payment of the unpaid principal amount of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

          (n) The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty. At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property. There have not been any condemnation proceedings with respect to the Mortgaged Property;

          (o) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors). The Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. Either (i) each person or entity with an interest or a potential interest in the Mortgaged Property has signed the Mortgage and any related security agreement (if permitted by applicable law), or (ii) there is no homestead, dower, courtesy or other similar rights or exemptions available to the Mortgagor or any other person or entity with an interest or a potential interest in the Mortgaged Property which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

          (p) If the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Owner to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

          (q) The Mortgage File contains an appraisal of the related Mortgaged Property which was signed prior to the final approval of the mortgage loan application by a qualified appraiser, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraiser and the appraisal satisfy the requirements of Fannie Mae or Freddie Mac and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated. The appraisal is in a form acceptable to Fannie Mae or Freddie Mac;

          (r) All parties which have had any interest in the Mortgage, other than the Initial Owner, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks or a Federal Home Loan Bank or savings bank having principal offices in such state,
(4) not doing business in such state or (5) not required to be licensed in such state;

          (s) The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in
(e) above;

          (t) The Mortgage Loan does not contain "graduated payment" features and does not have a shared appreciation or other contingent interest feature. No Mortgage Loan contains provisions pursuant to which Monthly Payments are (i) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (ii) paid by any source other than the Mortgagor or (iii) contains any other similar provisions that may constitute a "buydown" provision;

          (u) As of the date of origination of the Mortgage Loan, the related Mortgagor was not in bankruptcy;

          (v) Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loans are payment option adjustable rate loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of each month. The Due Date for each Monthly Payment is the first day of each month. No Mortgage Loan is a Convertible Mortgage Loan. No Balloon Mortgage Loan has an original stated maturity of less than seven (7) years.

          (w) If a Mortgage Loan has an LTV greater than 80%, the Mortgage Loan will have mortgage insurance in accordance with the terms of the Fannie Mae Guides and will be insured as to payment defaults by a Primary Mortgage Insurance Policy issued by a Qualified Insurer. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage Loan subject to a Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain the Primary Mortgage Insurance Policy and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan as set forth on the related Mortgage Loan Schedule is net of any such insurance premium. No Mortgage Loan is subject to a lender-paid mortgage insurance policy;

          (x) As to any Mortgage Loan which is not a MERS Mortgage Loan, the Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

          (y) The Mortgaged Property consists of a single parcel of real property with a detached or attached one-to-four family residence erected thereon, or a townhouse, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, or a single parcel of real property with a cooperative housing corporation erected thereon; provided, however, that no residence or dwelling is a manufactured or mobile home. As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes;

          (z) No Mortgage Loan is subject to a Prepayment Charge unless such Prepayment Charge (i) is permitted by and complies with all applicable federal, state and local law, (ii) is enforceable only during the first five years following origination of the Mortgage Loan and (iii) does not become due on default.

          (aa) As of the date of origination of each Mortgage Loan (and, to the best of the Company's knowledge, as of the Closing Date), the related Mortgaged Property was lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of each Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

          (bb) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), or stock in a cooperative housing corporation, such condominium, cooperative or planned unit development project meets the eligibility requirements of Fannie Mae and Freddie Mac;

          (cc) There is no violation of any environmental law, rule or regulation pertaining to environmental hazards including, without limitation, asbestos, with respect to the Mortgaged Property. Nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property and the Company has not received any notice of any violation or potential violation of such law;

          (dd) The Mortgagor has not notified the Company requesting relief under the Servicemembers Civil Relief Act, and the Company has no knowledge of any relief requested by or allowed to the Mortgagor under the Servicemembers Civil Relief Act or any similar state laws;

          (ee) No Mortgage Loan was made in connection with (i) the construction or rehabilitation of the Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property;

          (ff) The Mortgage Loan is not secured by a leasehold interest;

          (gg) The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar banking institution which is supervised and examined by a federal or state authority;

          (hh) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

          (ii) Except as set forth in Section 2.01, the Mortgage Note, the Mortgage, the Assignment of Mortgage and the other Mortgage Loan Documents and required to be delivered on the Closing Date have been delivered to the Initial Owner or its designee all in compliance with the specific requirements of this Agreement;

          (jj) No Mortgage Loan had a Loan-to-Value Ratio or CLTV at the time of origination of more than 100%;

          (kk) No Mortgage Loan is (i) subject to, covered by or in violation of the Home Ownership and Equity Protection Act of 1994 ("HOEPA"), and no Mortgage Loan has an "annual percentage rate" or "total points and fees" payable by the borrower (as each such term is defined under HOEPA) that exceed the applicable thresholds defined under HOEPA (Section 32 of Regulation Z, 12 C.F.R. Section 226.32(a)(1)(i) and (ii)), (ii) classified as a "high cost," "covered," "high risk home", "high-rate, high-fee," "threshold," or "predatory" loan under HOEPA or any other applicable state, federal or local law, including any predatory or abusive lending laws (or a similarly classified loan using different terminology under a law imposing heightened scrutiny or additional legal liability for a residential mortgage loan having high interest rates, points and/or fees), (iii) a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the Standard & Poor's LEVELS(R) Glossary Revised, Appendix E, as in effect on the Cut-off Date) or (iv) in violation of any state law or ordinance comparable to HOEPA;

          (ll) No Mortgage Loan finances and no Mortgagor was required to purchase any credit life, credit disability, credit unemployment, or any other prepaid accident, life or health insurance product, or debt cancellation agreement as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single-premium credit insurance policy (e.g., life, disability, property, accident, unemployment, mortgage or health insurance) in connection with the origination of the Mortgage Loan. No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies as part of the origination of, or as a condition to closing, such Mortgage Loan;

          (mm) Any principal advances made to the Mortgagor prior to the Closing Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy complying with clause (h) above insuring the mortgagee's consolidated interest;

          (nn) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

          (oo) The Company and each originator have complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws"); the Company and each originator have established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the Mortgaged Property, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws. No Mortgage Loan is subject to nullification pursuant to Executive Order 13224 (the "Executive Order") or the regulations promulgated by the Office of Foreign Assets Control of the United States Department of the Treasury (the "OFAC Regulations") or in violation of the Executive Order or the OFAC Regulations, and no Mortgagor is subject to the provisions of such Executive Order or the OFAC Regulations nor listed as a "blocked person" for purposes of the OFAC Regulations;

          (pp) No Mortgage Loan is a "High Cost Home Loan" as defined in the Georgia Fair Lending Act, as amended (the "Georgia Act"). No Mortgage Loan secured by owner occupied real property or an owner occupied manufactured home located in the State of Georgia was originated (or modified) on or after October 1, 2002 through and including March 7, 2003;

          (qq) All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan have been disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation;

          (rr) If the Mortgage Loan has been held or serviced by the Company or any servicer for 90 or more days, the Company or such servicer, as applicable, has reported at least quarterly to Equifax, Experian and Trans Union Credit Information Company, the favorable and unfavorable payment history information of the related Mortgagor on payments due under such Mortgage Loan for the period the Company owned or such servicer serviced the Mortgage Loan;

          (ss) None of the Company, any servicer or any originator has solicited or provided information to another party for the purpose of soliciting the refinance of any Mortgage Loan. The term "solicit" as used in this paragraph means a direct request or offer to refinance a Mortgage Loan and does not include general solicitations, advertisements or promotions directed to the public at large;

          (tt) No taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents relating to the Mortgage Loan are delinquent, and none of the Company, any servicer nor any originator has advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first due date under the related Mortgage Note;

          (uu) The representations and warranties of the Company contained in the related AAR are true and correct in all material respects;

          (vv) In the event that the Mortgagor is an inter vivos "living" trust,
(i) such trust is in compliance with Fannie Mae or Freddie Mac standards for inter vivos trusts and (ii) holding title to the Mortgaged Property in such trust will not diminish any rights as a creditor including the right to full title to the Mortgaged Property in the event foreclosure proceedings are initiated;

          (ww) No subprime Mortgage Loan originated on or after October 1, 2002 will impose a prepayment premium for a term in excess of three years;

          (xx) No Mortgage Loan originated on or after August 1, 2004 requires the Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction; and

          (yy) The origination, servicing and collection practices used with respect to each Mortgage Note and Mortgage including, without limitation, the establishment, maintenance and servicing of the escrow accounts and Escrow Payments, if any, since origination, have been in all respects legal and consistent with Accepted Servicing Practices. The Mortgage Loan has been serviced by the Company and any predecessor servicer in accordance with the terms of the Mortgage Note and Accepted Servicing Practices. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, the Company and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Company have been capitalized under any Mortgage or the related Mortgage Note and no such escrow deposits or Escrow Payments are being held by the Company for any work on a Mortgaged Property which has not been completed;

          (zz) The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of fixed rate mortgage loans in the case of Fixed Rate Mortgage Loans, and adjustable rate mortgage loans in the case of Adjustable Rate Mortgage Loans and rescission materials with respect to Refinanced Mortgage Loans, and such statement is and will remain in the Mortgage File;

          (aaa) Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first or second (as indicated on the Mortgage Loan Schedule) lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae or Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

          (bbb) The source of the down payment with respect to each Mortgage Loan has been fully verified by the Company;

          (ccc) No predatory, abusive, or deceptive lending practices, including but not limited to, the extension of credit to a Mortgagor without regard for the Mortgagor's ability to repay the Mortgage Loan and the extension of credit to a Mortgagor which has no apparent benefit to the Mortgagor, were employed in connection with the origination of the Mortgage Loan. Each Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of the Fannie Mae Guide;

          (ddd) The debt-to-income ratio of the related Mortgagor was not greater than 60% at the origination of the related Mortgage Loan;

          (eee) Each Mortgage Loan is covered by a Flood Zone Service Contract which is assignable to the Initial Owner or its designee or, for each Mortgage Loan not covered by such Flood Zone Service Contract, the Seller agrees to purchase such Flood Zone Service Contract;

          (fff) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder, subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles;

          (ggg) The Mortgage Loan was not prepaid in full prior to the Closing Date;

          (hhh) No Mortgage Loan is secured by cooperative housing or commercial property;

          (iii) The Company will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and for each Mortgage Loan, the Company agrees that it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off;

          (jjj) The Mortgagor has not made or caused to be made any payment in the nature of an "overage" or "yield spread premium" to a mortgage broker or a like Person which has not been fully disclosed to the Mortgagor;

          (kkk) With respect to each MERS Loan, Seller has not received any notice of liens or legal actions with respect to such Mortgage Loan and no such notices have been electronically posted by MERS;

          (lll) All points and fees related to each Mortgage Loan were disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation. No Mortgagor was charged "points and fees" (whether or not financed) in an amount that exceeds the greater of (1) 5% of the principal amount of such loan (such 5% limitation is calculated in accordance with Fannie Mae's requirements as set forth in the Fannie Mae Selling Guide) or (2) $1,000;

          (mmm) No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Security Act of 2002 (the "NJ Act"); and each Mortgage Loan subject to the NJ Act is considered under the NJ Act as, either, a (1) purchase money Home Loan, (2) purchase money Covered Loan (with respect to Mortgage Loans which were originated between November 26, 2003 and July 7,
2004), or (3) a rate/term refinance Home Loan; and

          (nnn) No Mortgagor was charged "points and fees" in an amount greater than (a) $1,000 or (b) 5% of the principal amount of the related Mortgage Loan, whichever is greater. For purposes of this representation, "points and fees" (x) include origination, underwriting, broker and finder's fees and charges that the lender imposed as a condition of making the Mortgage Loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the Mortgage (such as attorneys' fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges that, in total, do not exceed 0.25 percent of the loan amount.

          It is understood and agreed that the representations and warranties set forth in this Sections 2.04 and 2.09 of this Agreement and Section 4 of the Reference Agreement shall survive the sale of the Mortgage Loans to the Owner and shall inure to the benefit of the Owner, notwithstanding any restrictive or qualified endorsement on any Note or Assignment of Mortgage or the examination or lack of examination of any Mortgage File. Upon discovery by either the Company or the Owner of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loan or the interest of the Owner in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other. Within sixty (60) days of its discovery or its receipt of notice of any such breach, the Company shall (i) cure such breach in all material respects or (ii) at the Owner's option, repurchase such Mortgage Loan at the Repurchase Price. Upon receipt by the Owner of the Repurchase Price, the Owner shall cause the Custodian to promptly deliver the related Mortgage File to the Company. The Company shall prepare the Assignment of Mortgage for execution by or at the direction of the Owner, as applicable, and shall pay all costs and expenses reasonably incurred by the Owner in effecting the reconveyance of a repurchased Mortgage Loan including, without limitation, the cost of recording the Assignment of Mortgage for any Mortgage Loan that is not registered with MERS. Notwithstanding anything to the contrary contained herein, it is understood by the parties hereto that a breach of the representations and warranties made in Section 2.04(d), (kk),
(ll), (pp), (rr) or (xx) will be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest of the Owner therein.

          Any repurchase of a Mortgage Loan(s) pursuant to the foregoing provisions of this Section shall occur on the Distribution Date following the expiration of any applicable cure period, and shall be accomplished by wire transfer of immediately available funds on the repurchase date to an account designated by the Owner.

          It is understood and agreed that the obligations of the Company set forth in this Section 2.04 to cure or repurchase a defective Mortgage Loan and to indemnify the Owner as provided in Section 5.01 constitute the sole remedies of the Owner respecting a breach of the foregoing representations and warranties.

          The obligation to repurchase Mortgage Loans pursuant to this Section
2.04 shall survive any sale or assignment of the Mortgage Loans by the Owner to any third party and shall be independently enforceable by the Owner.

          Section 2.05. Representations, Warranties and Covenants of the Initial Owner. The Initial Owner hereby represents and warrants to and covenants with, the Company that as of the Closing Date:

               (i) The Initial Owner understands that the Mortgage Loans have not been registered under the Securities Act or the securities laws of any state. The Initial Owner is acquiring the Mortgage Loans for investment for its own account only and not with a view to or for sale or other transfer in connection with any distribution of the Mortgage Loans in any manner that would violate the Securities Act or any applicable state securities law. The Initial Owner considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans. The Initial Owner has been furnished with all information regarding the Mortgage Loans that it has requested from the Company. Neither the Initial Owner nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans or any interest in the Mortgage Loans to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans or any interest in the Mortgage Loans from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans with, any Person in any manner, or made any general solicitation by means of general advertising or in any other manner or taken any other action, which would constitute a distribution of the Mortgage Loans under the Securities Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans;

               (ii) The Initial Owner is either (a) not a Plan that is subject to ERISA or Section 4975 of the Code and not a Person acting, directly or indirectly, on behalf of or investing with "plan assets" of any such Plan or (b) an employee benefit plan that is subject to ERISA or Section 4975 of the Code and the transaction contemplated herein does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code;

               (iii) The Company and Initial Owner have executed this Agreement and the related Reference Agreement contemporaneously with the sale of the Mortgage Loans by the Company to the Initial Owner and the transfer of the purchase price by the Initial Owner to the Company;

               (iv) The Initial Owner has the full corporate power and authority to purchase the Mortgage Loans and to execute, deliver and perform and to enter into and consummate all transactions contemplated by this Agreement and the related Reference Agreement, has duly authorized the execution and delivery of this Agreement and the Reference Agreement, and this Agreement and the Reference Agreement constitute the legal, valid and binding obligations of the Initial Owner, enforceable against it in accordance with their terms.

          The Initial Owner shall indemnify the Company and hold it harmless against any loss, liability or expense incurred in connection with any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Initial Owner's representations, warranties and covenants contained in this Section 2.05 and Section 2.06.

          Section 2.06. Protection of Consumer Information.

          Both the Owner and the Company (i) shall comply with any applicable laws and regulations regarding the privacy and security of Consumer Information,
(ii) shall not use Consumer Information in any manner inconsistent with any applicable laws and regulations regarding the privacy and security of Consumer Information, (iii) shall not disclose Consumer Information to third parties except at the specific written direction of the Company, (iv) shall maintain adequate physical, technical and administrative safeguards to protect Consumer Information from unauthorized access, and (v) shall immediately notify the Company of any actual or suspected breach of the confidentiality of Consumer Information.

          Section 2.07. Repurchase of Certain Loans.

          If a Mortgage Loan becomes delinquent by the number of scheduled Monthly Payments, if any, specified in the Reference Agreement, at any time on or prior to the first day of the first calendar month following the Closing Date, then the Company, at the Owner's option, shall promptly repurchase the related Mortgage Loan from the Owner in accordance with the procedures set forth in Section 2.04 hereof and any such repurchase shall be made at the Repurchase Price.

          Section 2.08. Purchase Price Protection.

          With respect to any Mortgage Loan that prepays in full on or prior to the day, if any, specified in the Reference Agreement, the Company shall reimburse the Initial Owner an amount equal to the product of (x) the amount by which the Purchase Price Percentage exceeds 100%, if any, and (y) the outstanding principal balance of such prepaid loan as of the date of payoff. Such payment shall be made within thirty (30) days of such payoff. Upon any assignment of a Mortgage Loan and/or this Agreement, the Initial Owner may at its option retain its rights under this Section 2.08 notwithstanding such assignment.

          Section 2.09. Additional Representations and Warranties of the Company.. The Company hereby represents and warrants to the Owner that as of the Closing Date or such other date specifically provided for herein:

          (a) The Company is a Delaware corporation duly organized, validly existing and in good standing under the laws of Delaware. The Company has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon the Company by any such state, and in any event the Company is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement. No licenses or approvals obtained by the Company have been suspended or revoked by any court, administrative agency, arbitrator or governmental body and no proceedings are pending which might result in such suspension or revocation;

          (b) The Company has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Company has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Owner, constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

          (c) The execution and delivery of this Agreement by the Company and the performance of and compliance with the terms of this Agreement will not violate the Company's certificate of incorporation or by-laws or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Company is a party or which may be applicable to the Company or its assets;

          (d) The Company is not in violation of, and the execution and delivery of this Agreement by the Company and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Company or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Company or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

          (e) The Company is an approved seller/servicer for Fannie Mae and Freddie Mac in good standing and is a HUD approved mortgagee pursuant to Section 203 of the National Housing Act. No event has occurred, including but not limited to a change in insurance coverage, which would make the Company unable to comply with Fannie Mae, Freddie Mac or HUD eligibility requirements or which would require notification to Fannie Mae, Freddie Mac or HUD;

          (f) Immediately prior to the payment of the Purchase Price for each Mortgage Loan, the Company was the owner of record of the related Mortgage and the indebtedness evidenced by the related Mortgage Note and upon the payment of the Purchase Price by the Initial Owner, in the event that the Company retains record title, the Company shall retain such record title to each Mortgage, each related Mortgage Note and the related Mortgage Files with respect thereto in trust for the Initial Owner as the owner thereof and only for the purpose of servicing and supervising the servicing of each Mortgage Loan;

          (g) There are no actions or proceedings against, or investigations of, the Company before any court, administrative agency or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement;

          (h) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of, or compliance by the Company with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date;

          (i) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions;

          (j) The transfer of the Mortgage Loans shall be treated as a sale on the books and records of the Company, and the Company has determined that, and will treat, the disposition of the Mortgage Loans pursuant to this Agreement for tax and accounting purposes as a sale. The Company shall maintain a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Initial Owner;

          (k) The information delivered by the Company to the Initial Owner with respect to the Company's loan loss, foreclosure and delinquency experience for the twelve (12) months immediately preceding the Initial Closing Date on mortgage loans underwritten to the same standards as the Mortgage Loans and covering mortgaged properties similar to the Mortgaged Properties, is true and correct in all material respects;

          (l) Neither this Agreement nor any written statement, report or other document prepared and furnished or to be prepared and furnished by the Company pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

          (m) The Company has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

          (n) The Company is a member of MERS in good standing, will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS and is current in payment of all fees and assessments imposed by MERS; and

          (o) The Company is solvent and will not be rendered insolvent by the consummation of the transactions contemplated hereby. The Company is not transferring any Mortgage Loan with any intent to hinder, delay or defraud any of its creditors.

                                  ARTICLE III

                          Administration and Servicing
                                of Mortgage Loans

          Section 3.01. Company to Act as Servicer. The Company, as an independent contractor servicer, shall act as master servicer, and in such capacity shall service and administer the Mortgage Loans in accordance with this Agreement and the Program Guide, and in connection therewith shall follow such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities for mortgage loans similar to the Mortgage Loans, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement. The Company shall have full power and authority to the extent provided herein, acting alone and/or through the Subservicer as provided in
Section 3.02, to do or cause to be done any and all things which it may deem necessary or desirable in connection with such servicing and administration. The Owner shall furnish the Company and any Subservicer with any powers of attorney and other documents necessary or appropriate to enable the Company to service and administer the Mortgage Loans.

          Unless otherwise specified in the Reference Agreement, the Company shall retain all Prepayment Charges collected on the Mortgage Loans. Except as specifically provided herein, the Company shall pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor.

          Section 3.02. Agreements Between Company and Subservicer. The Company may enter into one or more Subservicing Agreements with one or more Subservicers for the servicing and administration of the Mortgage Loans. Each Subservicer shall be approved by the Company as a servicer in accordance with the terms and conditions of the Program Guide and shall be entitled to receive and retain the Subservicing Fee in respect of the related Mortgage Loans. In addition, with respect to any Mortgage Loan that is not subject to an assignable life of loan Flood Zone Service Contract or Tax Service Contract as of the related Closing Date, the Company agrees to purchase such Flood Zone Service Contract or Tax Service Contract. References in this Agreement to actions taken or to be taken by the Company in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Company. Each Subservicing Agreement will be upon such terms and conditions as are required or permitted by the Program Guide and are not inconsistent with this Agreement. Any

Subservicing Agreement shall be deemed to be between the Subservicer and the Company alone and the Owner shall not be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as hereinafter set forth in this
Section 3.02.

          The Company further is authorized and empowered by the Owner, in its own name or in the name of the Subservicer, when the Company believes it appropriate, in accordance with Accepted Servicing Practices, to cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Owner any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Owner and its successors and assigns. The Company shall notify MERS of the ownership interest of the Initial Owner in each MERS Loan through the MORNET system or MIDANET system, as applicable, or any other comparable system acceptable to MERS. At any time during the term of this Agreement, the Owner may direct the Company to cause any MERS Loan to be deactivated from the MERS System.

          The Company shall be entitled to terminate any Subservicing Agreement that may exist and the rights and obligations of any Subservicer pursuant to any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Company or the Subservicer, all servicing obligations of such Subservicer shall be assumed simultaneously by the Company, and the Company shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement.

          The Company shall remain obligated and primarily liable to the Owner for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Company alone were servicing and administering the Mortgage Loans.

          In the event the Company shall for any reason no longer be the master servicer of the Mortgage Loans hereunder, the Successor Servicer appointed pursuant to Section 9.01, if any, or the Owner, as the case may be, shall thereupon assume all of the rights and obligations of the Company under each Subservicing Agreement that may have been entered into, unless the Subservicer or Owner is then permitted and elects to terminate any Subservicing Agreement in accordance with its terms.

          Section 3.03. Collection of Certain Mortgage Loan Payments and Liquidation of Mortgage Loans. The Company shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans. Consistent with the foregoing, the Company may in its discretion (i) waive any late payment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) only upon determining that the coverage of such Mortgage Loan by the related mortgage insurance policy if any, will not be affected, extend the Due Dates for the Monthly Payments due on a Mortgage Note in accordance with the Program Guide.

          If the Reference Agreement specifies that Prepayment Charges are to be paid to the Owner, the Company shall not waive any Prepayment Charge unless: (i) the enforceability thereof shall have been limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally, (ii) the enforcement thereof is illegal, or any local, state or federal agency has threatened legal action if the prepayment penalty is enforced, (iii) the collectability thereof shall have been limited due to acceleration in connection with a foreclosure or other involuntary payment or
(iv) such waiver is standard and customary in servicing similar Mortgage Loans and relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Company, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan. In no event will the Company waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default. If a Prepayment Charge is waived, but does not meet the standards described above and is otherwise payable to the Owner under the terms of the Reference Agreement, then the Company is required to deposit into the Custodial Account the amount of such waived Prepayment Charge at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Custodial Account.

          Section 3.04. Principal and Interest Accounts. In those cases where a Subservicer is servicing a Mortgage Loan, the Subservicer will be required to establish and maintain one or more principal and interest accounts in accordance with the Program Guide. The Subservicer will generally be required to deposit into such accounts all proceeds of Mortgage Loans received by the Subservicer, less its servicing compensation, and remit such amounts to the Company as described in the Subservicing Agreement.

          Section 3.05. Escrow Accounts. In addition to the principal and interest account described in Section 3.04, the Company shall cause each Subservicer pursuant to the related Subservicing Agreement to establish and maintain one or more escrow accounts for the benefit of the Company and deposit and retain therein all collections from the Mortgagors for the payment of taxes, assessments, hazard insurance premiums, mortgage insurance policy premiums, if applicable, and comparable items for the account of the Mortgagors.

          Section 3.06. Custodial Account. The Company shall establish and maintain one or more Custodial Accounts, which shall be Eligible Accounts and be may be interest bearing accounts. A Custodial Account may contain funds that do not belong to the Owner. Except as otherwise set forth below, the following payments and collections shall be deposited therein (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):
(i) all payments on account of principal on the Mortgage Loans; (ii) all payments on account of interest on the Mortgage Loans, net of the Subservicing Fee or any portion of the Servicing Fee payable to the Subservicer; (iii) all Insurance Proceeds and Liquidation Proceeds; (iv) any Monthly Advances; (v) all proceeds of any Mortgage Loan repurchased pursuant to Sections 2.02 and 2.04;
(vi) any amounts required to be deposited pursuant to the first paragraph of
Section 3.08; (vii) all Condemnation Proceeds received with respect to any Mortgaged Property that are not released to the mortgagor in accordance with the Company's normal servicing procedures, the Mortgage Loan Documents or applicable law; and (viii) with respect to each Principal Prepayment, an amount (to be paid by the Company out of its own funds without reimbursement therefor) that, when added to all amounts allocable to interest received in connection with such Principal Prepayment, equals one month's interest on the amount of principal so prepaid at the Mortgage Interest Rate, provided, however, that in no event shall the aggregate of deposits made by the Company pursuant to this clause (viii) exceed the aggregate amount of the Company's servicing compensation in the calendar month in which such deposits are required.

          With respect to Liquidation Proceeds, Insurance Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02 and 2.04 received in any calendar month, the Company may elect to treat such amounts as included in the Principal Remittance Amount for the Remittance Date in the month of receipt, but is not obligated to do so. If the Company so elects, such amounts will be deemed to have been received on the last day of the month prior to the receipt thereof.

          Section 3.07. Permitted Withdrawals From the Custodial Account. The Company may, from time to time as provided herein, make withdrawals from the Custodial Account for the following purposes:

               (i) to make payments to the Owner in the amounts and in the manner provided for in Section 4.01;

               (ii) to reimburse itself for Monthly Advances, the Company's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made;

               (iii) to reimburse itself as to any Liquidated Mortgage Loan from related Liquidation Proceeds for related Monthly Advances, Insured Expenses and Liquidation Expenses, and to reimburse itself for any unpaid servicing compensation on such Liquidated Mortgage Loan;

               (iv) to reimburse itself as to any Mortgage Loan which became an REO Property, from related Liquidation Proceeds for related Insured Expenses and Liquidation Expenses;

               (v) (a) to pay to itself as servicing compensation any interest in respect of Partial Prepayments and any interest earned on or investment income with respect to funds in the Custodial Account and (b) to pay to itself as to each Mortgage Loan the Servicing Fee, and to the related Subservicer the Subservicing Fee;

               (vi) to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Sections 2.02 and 2.04 all amounts received thereon and not required to be distributed to the Owner;

               (vii) to reimburse itself for any Nonrecoverable Monthly Advance or to reimburse itself for any Liquidation Expenses not previously recovered pursuant to subclauses (iii) and (iv) above;

               (viii) to reimburse itself for expenses incurred by and reimbursable to it pursuant to Section 5.01;

               (ix) to reimburse itself for any other expenses incurred and reimbursable to it pursuant to Section 3.12 or otherwise; and

               (x) to clear the Custodial Account of all amounts on deposit therein attributable to the Mortgage Loans upon the termination of this Agreement.

          The Company shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses (ii) - (ix) above. The Company shall provide written notification to the Owner, on or prior to the next succeeding Remittance Date, upon making any withdrawals from the Custodial Account pursuant to subclause (vii) above.

          Section 3.08. Permitted Instruments. The depository institution at which the Custodial Account has been established may at the direction of the Company, invest the funds in the Custodial Account in Permitted Instruments, which shall mature not later than the Remittance Date next following the date of such investment. All income and gain realized from any such investment shall be for the benefit of the Company and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Custodial Account by the Company out of its own funds immediately as such losses are realized. As used herein, Permitted Instruments shall include the following:

               (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase obligations with respect to any security described in clause (i) above maturing not more than one month from the date of acquisition thereof provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by any nationally recognized rating agency as investment grade;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company incorporated under the laws of the United States or any state, provided that the debt obligations of such depository institution or trust company (or, in the case of the principal depository institution in a depository institution holding company system, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by any nationally recognized rating agency as investment grade; and provided further that, if the depository or trust company is a principal subsidiary of a depository institution holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the depository institution holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be rated by any nationally recognized rating agency as investment grade;

               (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has a maturity of not more than 30 days and has been rated by any nationally recognized rating agency as investment grade;

               (v) a money market fund or a qualified investment fund rated by any nationally recognized rating agency as investment grade; and

               (vi) other obligations or securities that are acceptable to any nationally recognized rating agency as a Permitted Instrument for a security rated as investment grade, as evidenced in writing.

          Section 3.09. Primary Insurance Policies. The Company shall not take any action which would result in non-coverage under any applicable Primary Mortgage Insurance Policy or any loss which, but for the actions of the Company, would have been covered thereunder. To the extent coverage is in full force and effect on the Mortgage Loans as of the Cut-off Date, the Company shall keep or cause to be kept in full force and effect each such Primary Mortgage Insurance Policy until the principal balance of the related Mortgage Loan is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%. The Company shall pay or cause the premium for each Primary Mortgage Insurance Policy to be paid on a timely basis.

          Section 3.10. Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage. (a) The Company shall use reasonable efforts to cause to be maintained for each Mortgage Loan and on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage and flood insurance in accordance with the Program Guide. Any amounts applied to the Company under any such policies (other than amounts applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Company's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.07. In the event that the Company shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.10(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Company shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.10(a) and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as administrator and servicer of the Mortgage Loans, the Company agrees to present, on behalf of itself and the Owner, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

          (b) The Company shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Company's officers and employees and other persons acting on behalf of the Company in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac with respect to the Company if the Company were servicing and administrating the Mortgage Loans for Fannie Mae or Freddie Mac in addition to other mortgage loans being serviced and administered by the Company.

          Section 3.11. Enforcement of Due-On-Sale Clauses. (a) When any Mortgaged Property is conveyed, the Company shall declare such Mortgage Loan due and payable and shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage in accordance with the Program Guide, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any insurance policy. Notwithstanding the foregoing:

               (i) the Company shall not be deemed to be in default under this
     Section 3.11(a) by reason of any transfer or assumption which the Company is restricted by law from preventing; and

               (ii) if the Company determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Company shall not be required to enforce the due-on-sale clause or to contest such action.

          (b) Subject to the Company's duty to enforce any due-on-sale clause to the extent set forth in Section 3.11(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Owner, or if an instrument of release signed by the Owner is required releasing the Mortgagor from liability on the Mortgage Loan, the Company is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Owner, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. The Company shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any related insurance policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any related Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Company's or the Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Company in accordance with the foregoing, the Custodian shall execute any necessary instruments for such assumption or substitution of liability as directed by the Company. Upon the closing of the transactions contemplated by such documents, the Company shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fees collected by the Company or the related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Company or such Subservicer as additional servicing compensation.

          (c) The Company or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby. Any fee collected by the Company or the related Subservicer for processing such a request will be retained by the Company or such Subservicer as additional servicing compensation.

          (d) Subject to any other applicable terms and conditions of this Agreement, the Custodian and Company shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Custodian and Company with a "Certification" in the form attached hereto as Exhibit E, in form and substance satisfactory to the Custodian and Company, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan, upon approval of such assignment in lieu of satisfaction with respect to any Mortgage Loan, the Company shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Company shall treat such amount as a Full Prepayment with respect to such Mortgage Loan for all purposes hereof.

          Section 3.12. Realization Upon Defaulted Mortgage Loans. (a) The Company shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. The Company shall use its best efforts to realize upon defaulted Mortgage Loans in such a manner as will maximize the receipt of principal and interest by the Owner, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the proviso that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to the Owner after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 3.07. In the event of a determination by the Company pursuant to this Section 3.12(a), the Company shall be entitled to reimbursement of its funds so expended pursuant to Section 3.07. The Company shall be responsible for all other costs and expenses incurred by it in any such proceeding; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Section 3.07.

          (b) proceeds collected by the Subservicer and received by the Company with respect to any Mortgage Loan, including without limitation, Insurance Proceeds, Liquidation Proceeds or any other proceeds realized with respect to the sale of the Mortgage Loan (other than any such amounts relating to REO Property) shall be applied as follows: first, to reimburse the Subservicer and the Company for all unreimbursed Monthly Advances with respect to such Mortgage Loan and servicing advances and expenses incurred by the Subservicer and the Company with respect to such Mortgage Loan in accordance with the Program Guide and this Agreement, including without limitation, taxes, assessments and hazard insurance premiums; second, to pay to the Company any unpaid Servicing Fees and, without duplication, Subservicing Fees owed with respect to the related Mortgage Loan; third, to pay to the Owner an amount equal to accrued and unpaid interest on the Principal Balance of such Mortgage Loan at the Mortgage Loan Remittance Rate to the Due Date prior to the Remittance Date on which such amounts are to be distributed; and fourth, to pay to the Owner an amount equal to the Principal Balance of such Mortgage Loan.

          (c) Notwithstanding anything to the contrary contained herein, the Owner may, at the Owner's sole option, terminate the Company as servicer of any Mortgage Loan that becomes ninety (90) days or greater delinquent in payment of a scheduled Monthly Payment, without payment of any termination fee with respect thereto, provided that the Company shall on the date said termination takes effect be reimbursed for any unreimbursed Monthly Advances of the Company's funds and any unreimbursed Servicing Advances and Servicing Fees relating to such delinquent Mortgage Loan notwithstanding anything to the contrary set forth in Section 3.07. In the event of any such termination, the provisions of Section
9.01 hereof shall apply to said termination and the transfer of servicing responsibilities with respect to such delinquent Mortgage Loan to the Owner or its designee. The Owner shall provide written notice of its intent to terminate the servicing of any such Mortgage Loan not less than thirty (30) days prior to the applicable termination date.

          (d) Notwithstanding the foregoing provisions of this Section 3.12, with respect to any Mortgage Loan as to which the Company has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Company shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property if, as a result of any such action, the Owner would be considered to hold title to, to be a mortgagee in possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Company has also previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

               (1) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Owner to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

               (2) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum based materials for which investigation, testing, monitoring, containment, clean up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Owner to take such actions with respect to the affected Mortgaged Property.

          The cost of the environmental audit report contemplated by this
Section 3.12 shall be advanced by the Company, subject to the Company's right to be reimbursed therefor from the Custodial Account as provided in Section 3.07.

          If the Company determines, as described above, that it is in the best economic interest of the Owner to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum based materials affecting any such Mortgaged Property, then the Company shall take such action as it deems to be in the best economic interest of the Owner. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Company, subject to the Company's right to be reimbursed therefor from the Custodial Account as provided in Section 3.07.

          Section 3.13. Owner to Cooperate: Release of Mortgage Files. (a) Upon becoming aware of the payment in full of any Mortgage Loan or upon the receipt by the Company of a notification that payment in full will be escrowed in a manner customary for such purposes, the Company will immediately notify the Owner and the Custodian by delivering to the Owner and the Custodian a Request for Release. Upon receipt of such Request for Release, the Owner shall, within five Business Days, release or cause the Custodian to release the related

Mortgage File to the Company. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to funds attributable to the Mortgage Loans on deposit in the Custodial Account.

          (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Company will deliver to the Owner and the Custodian a Request for Release. Upon receipt of such Request for Release, the Owner shall promptly cause the Custodian to deliver the related Mortgage File, as requested, to the Company. The Company shall cause each Mortgage File so released to be returned to the Custodian when the need therefor by the Company no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially.

          (c) If the Company releases a Mortgage in error and is unable to cure such error within sixty (60) days of its discovery of such error, the Company, upon written demand, shall remit to the Owner the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account.

          Section 3.14. Annual Reports to the Owner. (a) Servicer Compliance Statement. On or before March 15 of each calendar year, commencing in 2007, the Company shall deliver to the Owner, any Master Servicer and any Depositor a statement of compliance addressed to the Owner, such Master Servicer and such Depositor and signed by an authorized officer of the Company, to the effect that
(i) a review of the Company's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under the Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Company has fulfilled all of its obligations under the Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

          (b) Report on Assessment of Compliance and Attestation.

          On or before March 15 of each calendar year, commencing in 2007, the Company shall:

               (i) deliver to the Owner, any Master Servicer and any Depositor a report (in form and substance reasonably satisfactory to the Owner, such Master Servicer and such Depositor) regarding the Company's assessment of compliance with the Servicing Criteria applicable to it, as specified on Exhibit G, during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB;

               (ii) deliver to the Owner, any Master Servicer and any Depositor a report of a registered public accounting firm reasonably acceptable to the Owner, such Master Servicer and such Depositor that attests to, and reports on, the assessment of compliance made by the Company and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

               (iii) cause each Subservicer and each Subcontractor determined by the Company to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB to deliver to the Owner, any Master Servicer and any Depositor an assessment of compliance and accountants' attestation as and when provided in this Section 3.14; and

               (iv) deliver, and cause each Subservicer and Subcontractor described in clause (iii) to provide, to the Owner, any Depositor, any Master Servicer and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification in the form of Exhibit H, signed by the appropriate officer of the Company.

The Company acknowledges that the parties identified in clause (b)(iv) above may rely on the certification provided by the Company pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Owner nor any Depositor will request delivery of a certification under clause (b)(iv) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

          Section 3.15. REO Property. In the event that title to a Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale to the REO Property shall be taken in the name of the designee of the Owner of the related Mortgage Loan on the date (the "Acquisition Date") on which such Mortgaged Property becomes an REO Property, or in the name of such other Person or Persons as requested by the Owner, provided, however, that title to the REO Property shall not be taken in the name of the Company unless the Company has obtained an Opinion of Counsel satisfactory to it from an attorney duly licensed to practice law in the State where the REO Property is located to the effect that the Company shall not suffer any adverse tax, financial, regulatory or licensing consequences as a result of obtaining record title to the REO property. The Person or Persons other than the Owner holding record title to an REO Property shall acknowledge in writing that such title is being held as nominee for the Owner.

          The Company by itself or through an affiliate shall manage or cause the Subservicer to manage the REO Property in accordance with the terms and provisions of the Program Guide and in a manner that is consistent with the manner in which it would manage its own property, and in a manner that is in the best interests of the Owner. Any proceeds collected by the Subservicer after the Acquisition Date with respect to the REO Property, including without limitation, insurance, liquidation or any proceeds realized with respect to the sale or rental of the REO Property (collectively, the "Cash Receipts") shall be promptly applied as follows: First, to pay the commission of the broker, if any, who introduced the purchaser of the REO Property to the Subservicer; and Second, to reimburse the Subservicer and the Company for all unreimbursed Monthly Advances and pre and post Acquisition Date cash outlays made by the Subservicer and the Company (or such affiliate) with respect to such REO Property in accordance with the Program Guide, including without limitation, taxes, assessments and hazard insurance premiums. All Cash Receipts remaining thereafter shall be distributed to the Owner on the first Remittance Date which occurs two calendar months after the sale of the REO Property.

          The Company and the Owner hereby agree that the Subservicer shall be relieved of its obligation, as set forth in the Program Guide, to advance to the Company on the 18th day of the month following the Acquisition Date uncollected principal and net interest with respect to the Mortgage Loan relating to the REO Property.

          If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and any REO Property are held, the Company shall manage, conserve, protect and operate each REO Property in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by such REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" within the meaning of Section 860G(c)(2) of the Code.

          The Company shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter. Upon the request of the Owner, the Company shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Servicing File and copies thereof shall be forwarded by the Company to the Purchaser upon the request of the Purchaser. Notwithstanding the foregoing, if a REMIC election is made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, such REO Property shall be disposed of within three years or such other period as may be permitted under Section 860G(a)(8) of the Code.

          Section 3.16. Nonsolicitation. The Company agrees that it will not take any action or permit or cause any action to be taken by any of its Subservicers, agents or affiliates, to personally, by telephone, mail e-mail or otherwise, solicit the Mortgagor under any Mortgage Loan to refinance the Mortgage Loan, in whole or in part, or provide information to any other entity to solicit the refinancing of any Mortgage Loan in whole or in part; provided that, the foregoing shall not preclude the Company from engaging in solicitations to the general public by newspaper, radio, television or other media that are not directed toward the Mortgagors or from refinancing the Mortgage Loan of any Mortgagor who, without solicitation, contacts the Company to request the refinancing of the related Mortgage Loan.

          Section 3.17. Tax Service Contract. The Company shall, at its own expense, cause each Mortgage Loan to be covered by a Tax Service Contract that is assignable to the Initial Owner or its designee; provided however, that if the Company fails to purchase such Tax Service Contract, the Company shall be required to reimburse the Initial Owner for all costs and expenses incurred by the Initial Owner in connection with the purchase of any such Tax Service Contract.

          Section 3.18. Notification of Adjustments. With respect to each Adjustable Rate Mortgage Loan, the Company shall adjust the Mortgage Interest Rate on the related Adjustment Date and shall adjust the Monthly Payment on the related payment adjustment date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. If, pursuant to the terms of the Mortgage Note, another index is selected for determining the Mortgage Interest Rate because the original index is no longer available, the same index will be used with respect to each Mortgage Note that requires a new index to be selected, provided that such selection does not conflict with the terms of the related Mortgage Note. The Company shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and the Monthly Payment adjustments. The Company shall promptly upon written request thereof, deliver to the Owner such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments.

          Section 3.19. Whole Loan Transfers; Securitizations.

          (a) The Company and the Initial Owner agree that with respect to some or all of the Mortgage Loans, the Initial Owner may effect either one or more Whole Loan Transfers or Securitization Transactions. The Initial Owner and the Company agree that in connection with the completion of a Whole Loan Transfer or Securitization Transaction, the Company shall:

               (i) provide the Initial Owner with an Officer's Certificate on behalf of the Company that restates as of the Reconstitution Date all representations and warranties made by the Company pursuant to Section 2.09 of this Agreement and to restate the representations and warranties made by the Company in Section 2.04 as of the Closing Date on which such Mortgage Loans were purchased by the Initial Owner pursuant to this Agreement, together with any additional reasonable representations and warranties that may be required by the rating agencies in connection with the Securitization Transaction, which shall be mutually agreed upon by the Company and the Initial Owner and shall be standard representations and warranties for Securitization Transactions involving mortgage loans similar to the Mortgage Loans and shall not impose any additional obligations or liabilities on the Company than are set forth in this Agreement unless mutually agreed upon by the Company and the Initial Owner;

               (ii) if the Company is required to be a party to any of the Reconstitution Agreements, execute any Reconstitution Agreement, subject to the provisions of this Section 3.19, within a reasonable period of time, but in no event shall such time exceed five (5) Business Days after mutual agreement between the Initial Owner and the Company as to the terms thereof; and

               (iii) agree to service the Mortgage Loans in accordance with the requirements of the Securitization Transaction, including, without limitation, servicing the Mortgage Loans in accordance with the requirements of the applicable Agency if the Securitization Transaction is to an Agency, or servicing the Mortgage Loans in


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

     accordance with the requirements of the private label securitization if the Securitization Transaction is to a private label securitization; provided that no such servicing requirements shall impose any additional obligations or liabilities on the Company than are set forth in this Agreement unless mutually agreed upon by the Company and the Initial Owner.

          (b) The Initial Owner shall reimburse the Company for all reasonable out-of-pocket costs and expenses incurred in connection with any Securitization Transaction, excluding any cost incurred by the Company in the ordinary course of business; provided, however, that all amounts required to be paid by the Initial Owner pursuant to this clause (b) shall be subject to the prior notice and approval of the Initial Owner, such approval not to be unreasonably withheld.

                                   ARTICLE IV

                              Payments to the Owner

          Section 4.01. Distributions. On each Remittance Date the Company shall distribute to the Owner of record on the next preceding Record Date either in immediately available funds (by wire transfer or otherwise), if such amount is in excess of $5,000, to the account of such Owner in accordance with the wire instructions set forth in, or provided to the Company in accordance with,
Section 9.04, or otherwise by check mailed to such Owner, the Remittance Amount payable to such Owner.

          With respect to any remittance received by the Owner on or after the first Business Day following the Business Day on which such payment was due, the Company shall pay to the Owner interest on any such late payment at an annual rate equal to "Prime Rate" as published in the money rates section of The Wall Street Journal, adjusted as of the date of each change, plus two percentage points (2.0%), in such published rate, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Company to the Owner on the date such late payment is made and shall cover the period commencing with the day following such first Business Day and ending with the Business Day on which such payment is made, both inclusive. The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver by the Owner of any Event of Default by the Company.

          Section 4.02. Statements to the Owner. Concurrently with each distribution charged to the Custodial Account, the Company shall forward by mail to the Owner a statement setting forth certain information in respect of the Mortgage Loans including:

               (i) the amount, if any, of such distribution allocable to principal and/or interest;

               (ii) the amount of related servicing compensation received by the Company and the Subservicer and such other customary information as the Company deems necessary or desirable to enable the Owner to prepare its tax returns;

               (iii) the number and aggregate Principal Balance of the Mortgage Loans at the close of business on such Remittance Date after giving effect to all distributions allocable to principal made on such Remittance Date, including, for this purpose, the Principal Balances of all Mortgage Loans purchased pursuant to Section 2.02 or 2.04 the proceeds of which are being distributed on such Remittance Date;

               (iv) on the basis of the most recent reports furnished to it by the Subservicer, the number and aggregate principal balances of Mortgage Loans in each Mortgage Pool delinquent (a) one month, (b) two or more months, and (c) the number and aggregate balance of Mortgage Loans that are in foreclosure;

               (v) the number and aggregate balance of REO Properties; and

               (vi) the Pass-Through Rate for such Remittance Date.

          Within a reasonable period of time after the end of each calendar year, the Company shall furnish to the Owner a statement containing the information set forth in clauses (i) and (iii) above aggregated for such calendar year. Such obligation of the Company shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Company pursuant to any requirements of the Code as from time to time in force.

          Section 4.03. Distribution Reports; Monthly Advances by the Company.

          (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Company shall furnish a statement to the Owner setting forth the amount to be distributed on the next succeeding Remittance Date on account of principal of and interest on the Mortgage Loans. At such time, the Company shall also furnish to the Owner or its designee a computer tape containing, and a hard copy of, performance data with respect to the Mortgage Loans relating to such Remittance Date, together with such other information with respect to the Mortgage Loans as the Owner may reasonably require to allocate distributions made pursuant to this Agreement and provide appropriate statements with respect to such distributions. To the extent that the Mortgage Loans are the subject of a Securitization Transaction, the computer tape must include all information known or available to the Company that is necessary in order to provide the distribution and pool performance information required under Item 1121 of Regulation AB. The Company shall modify the computer tape format as requested by the Owner from time to time in order to comply with the preceding sentence, provided that if such format is not consistent with the format used by the Company for any other entity for which it services mortgage loans the Owner shall pay the expense relating to such alternate format.

          (b) Prior to such time as title to a Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, on or before each Remittance Date, the Company shall either (i) deposit in the Custodial Account an amount equal to the Monthly Advance, if any, or (ii) cause to be made an appropriate entry in the records of the Custodial Account that funds in such account that are being held for future distribution or withdrawal or which do not belong to the Owner have been used by the Company in discharge of any such Monthly Advance or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Monthly Advance. Any funds being held for future distribution to the Owner and so used shall be replaced by the Company by deposit in the Custodial Account on any future Remittance Date to the extent that funds in the Custodial Account relating to the Mortgage Loans on such Remittance Date shall be less than payments to the Owner required to be made on such date.

                                    ARTICLE V

                                   The Company

          Section 5.01. Liability of the Company and Others.

          (a) The Company shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company herein.

          (b) The Company shall indemnify and hold harmless the Owner against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and any other costs, fees and expenses that the Owner may sustain in any way arising from (i) any breach of warranty or representation of the Company made herein that materially and adversely affects the value of a Mortgage Loan or the interests of the Owner and the related Mortgage Loan or (ii) the failure by the Company to perform its obligations under this Agreement including but not limited to the Company's obligation to service and administer the Mortgage Loans in compliance with the terms of this Agreement and any Reconstitution Agreement.

          (c) Neither the Company, nor any of the directors, officers, employees or agents of the Company shall be under any liability to any Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of a breach in the performance of duties hereunder. The Company and any director, officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

          (d) The Company and any of its directors, officers, employees or agents shall be indemnified by the Initial Owner and each Owner that purchased Mortgage Loans in a Securitization Transaction and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement arising or based upon facts occurring while such Initial Owner or Owner owned any Mortgage Loans, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of (i) a breach by the Company of any representation, warranty or covenant made by it herein,
(ii) the Company's wilful misfeasance, bad faith or negligence in the performance of its duties hereunder or (iii) the Company's reckless disregard of its obligations and duties hereunder.

          (e) The Company shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company may in its discretion undertake any such legal action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities payable or reimbursable out of the Custodial Account as provided by Section 3.07 and, notwithstanding any other provision hereof, distributions pursuant to Section 4.01 shall be reduced accordingly.

          (f) If the Company is involved in legal proceedings where it is required to indemnify the Owner pursuant to Section 5.01(c) above, it shall not have any right to payment of its legal expenses and costs of such action out of the Custodial Account.

          (g) The indemnification obligations in this Section 5.01 shall survive the termination of this Agreement or the termination of any party to this Agreement.

          Section 5.02. Merger or Consolidation of the Company. The Company will keep in full effect its existence, rights and franchises as a corporation under the laws of the State of Delaware, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

          Any Person into which the Company may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution having a GAAP net worth of not less than $25,000,000 and whose deposits are insured by FDIC or a company whose primary business is the origination and servicing of loans, shall be a Fannie Mae or Freddie Mac approved seller/servicer in good standing and shall satisfy any requirements of Section 9.01 with respect to the qualifications of a successor to the Company.

          Section 5.03. Company Resignation: Assignment of Agreement. The Company may not assign this Agreement or resign from the obligations and duties hereby imposed on it unless (a) the Owner has provided prior written consent to such assignment or (b) upon the determination that the Company's servicing duties hereunder are no longer permissible by applicable law and such incapacity cannot be cured by the Company. Upon the Company's resignation, the Owner shall either assume the responsibilities, duties, rights and obligations of the Company or appoint a Successor Servicer in accordance with Section 9.01. No such resignation shall become effective until a successor which satisfies the requirements of Section 9.01 and is mutually acceptable to the Company and the Owner has assumed the Company's duties hereunder.

                                   ARTICLE VI

                                     Default

          Section 6.01. Events of Default of the Company. Event of Default, wherever used herein, means any one of the following events:

               (i) the Company shall fail to remit to the Owner any payment required to be made under the terms of this Agreement and such failure shall continue unremedied for a period of one (1) Business Day after the date upon which written notice or oral notice (promptly confirmed in writing) of such failure, requiring such failure to be remedied, shall have been given to the Company by the Owner; or

               (ii) the Company shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Company contained in this Agreement as it relates to the Owner and such failure shall continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Owner; or

               (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

               (iv) the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of, or relating to, the Company or of, or relating to, all or substantially all of the property of the Company; or

               (v) the Company ceases to be approved by either Fannie Mae or Freddie Mac (to the extent such entities are then operating in a capacity similar to that in which they operate on the date of this Agreement) as a mortgage loan servicer;

               (vi) Standard & Poor's lowers the Company's servicing rating anytime after the date of this Agreement to "below average" or worse;

               (vii) failure by the Company to duly perform, within the required time period, its obligations under Sections 3.14;

               (viii) the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations, or

               (ix) failure by the Company to be in compliance with the "doing business" or licensing laws of any jurisdiction where a Mortgaged Property is located but only to the extent such failure materially and adversely affects the enforceability of the Mortgage Loans or the Company's ability to perform its obligations hereunder.

          If an Event of Default described in this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Owner by notice in writing to the Company, may terminate all of the rights and obligations of the Company under this Agreement other than its right to receive servicing compensation for servicing the Mortgage Loans hereunder during any period prior to the date of such termination and may exercise any and all other remedies available at law or equity; provided, however, that any liability of the Company under this Agreement arising prior to such termination shall survive. On or after the receipt by the Company of such written notice, all authority and power of the Company under this Agreement shall, in accordance with Section 9.01, pass to and be vested in the Owner or the Successor Servicer appointed pursuant to Section 9.01.

          Upon the termination of the Company as servicer hereunder following an Event of Default by the Company, if the Owner terminates any Subservicing Agreement the Company shall pay any termination fee payable to the related Subservicer.

          Section 6.02. Waiver of Defaults. The Owner may waive such default by the Company in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default, as defined in Section 6.01, arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                   ARTICLE VII

                                   Termination

          Section 7.01. Termination. The obligations and responsibilities of the Company hereunder shall terminate upon the occurrence of the earliest of: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan in the Mortgage Pool and the remittance of all funds due hereunder, (ii) the mutual consent of the Company and the Owner in writing, or (iii) a termination by the Owner following an Event of Default pursuant to Article VI.

                                  ARTICLE VIII

                          Compliance With Regulation AB

          Section 8.01. Intent of the Parties; Reasonableness.

          The Owner and the Company acknowledge and agree that the purpose of this Article VIII is to facilitate compliance by the Owner and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Company acknowledges that investors in privately offered securities may require that the Owner or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

          Neither the Owner nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act, in each case, and the rules and


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

regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Company acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Owner, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Company shall cooperate with the Owner and any Master Servicer to deliver to the Owner (including any of its assignees or designees), any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Owner, the Master Servicer or any Depositor to permit the Owner, such Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Company, any Subservicer and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Owner or any Depositor to be necessary in order to effect such compliance.

          The Owner (including any of its assignees or designees) shall cooperate with the Company by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Owner's reasonable judgment, to comply with Regulation AB.

          Section 8.02. Additional Representations and Warranties of the
Company.

          (a) The Company hereby represents to the Owner, to any Master Servicer and to any Depositor, as of the date on which information is first provided to the Owner, any Master Servicer or any Depositor under Section 8.03 that, except as disclosed in writing to the Owner in accordance with Item 1117 or Item 1119 of Regulation AB, any Master Servicer, or such Depositor prior to such date: (i) the Company is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other Securitization Transaction due to any default by the Company as a Servicer; (ii) the Company has not been terminated as servicer in a residential mortgage loan securitization due to a servicing default or the application of a Servicing Performance Test or Trigger; (iii) no material noncompliance with the applicable Servicing Criteria with respect to other securitizations of residential mortgage loans involving the Company as servicer has been disclosed or reported by the Company; (iv) no material changes to the Company's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no changes to the Company's financial condition that could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no legal or governmental proceedings pending (or governmental proceedings known to be contemplated) against the Company or any Subservicer that are material to investors in the related Securitization Transaction; (vii) there are no affiliations, relationships or transactions relating to the Company or any Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type


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

described in Item 1119 of Regulation AB; and (viii) each Mortgage Loan was originated by a Qualified Correspondent.

          (b) If so requested by the Owner, any Master Servicer or any Depositor on any date following the date on which information is first provided to the Owner, any Master Servicer or any Depositor under Section 8.03, the Company shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

          Section 8.03. Information to Be Provided by the Company.

          In connection with any Securitization Transaction, the Company shall
(i) within five Business Days following a request by the Owner or any Depositor, provide to the Owner and such Depositor (or, as applicable, cause each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, the information and materials specified in paragraphs (a), (b), (c), (f) and (g) of this Section, provided, that the Company shall not be required to provide such information and materials with respect to a Subservicer if Regulation AB does not require disclosure of such information and materials and (ii) as promptly as practicable following notice to or discovery by the Company, provide to the Owner and any Depositor (in writing and in form and substance reasonably satisfactory to the Owner and such Depositor) the information specified in paragraph (d) of this Section.

          (a) If so requested by the Owner or any Depositor, the Company shall provide such information regarding (i) the Company, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent) and (ii) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(l), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

               (A) the originator's form of organization;

               (B) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Owner or any Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

               (C) a description of any legal or governmental proceedings pending (or governmental proceedings known to be contemplated) against the Company, in its capacity as an originator or servicer, and each Subservicer that would be material to investors in the related Securitization Transaction; and


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

               (D) a description of any affiliation or relationship, as described in Item 1119 of Regulation AB, between the Company, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Company by the Owner or any Depositor in writing in advance of such Securitization Transaction:

                    (1) the sponsor;

                    (2) the depositor;

                    (3) the issuing entity;

                    (4) any servicer;

                    (5) any trustee;

                    (6) any originator;

                    (7) any significant obligor;

                    (8) any enhancement or support provider; and

                    (9) any other material transaction party.

          (b) If so requested by the Owner or any Depositor, the Company shall provide Static Pool Information with respect to mortgage loans of a similar type as the Mortgage Loans originated by the Company, if the Company is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent). Such Static Pool Information shall be prepared by the Company on the basis of its reasonable, good faith interpretation of the requirements of
Item 1105(a)(1)-(3) of Regulation AB. The content of such Static Pool Information may be in the form customarily provided by the Company, and need not be customized for the Owner or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Owner or the Depositor, as applicable.

          Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Company shall provide corrected Static Pool Information to the Owner or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Company.


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

          If so requested by the Owner or any Depositor, the Company shall provide at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such statements and agreed-upon procedures letters of certified public accountants reasonably acceptable to the Owner or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Company's originations or purchases, to calendar months commencing January 1, 2006, as the Owner or such Depositor shall reasonably request. Such statements and letters shall be addressed to and be for the benefit of such parties as the Owner or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Owner or such Depositor.

          (c) If so requested by the Owner or any Depositor, the Company shall provide such information regarding the Company, as servicer of the Mortgage Loans, and each Subservicer (each of the Company and each Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

               (A) the Servicer's form of organization;

               (B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under the Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                    (1) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                    (2) the extent of outsourcing the Servicer utilizes;

                    (3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

                    (4) whether the Servicer has been terminated as servicer in a residential mortgage loan securitization due to a servicing default or the application of a Servicing Performance Test or Trigger; and


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

                    (5) such other information as the Owner or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

               (C) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under the Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

               (D) information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Company of its servicing obligations under the Agreement or any Reconstitution Agreement;

               (E) a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during the three-year period immediately preceding the related Securitization Transaction, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

               (F) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

               (G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

               (H) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

          (d) For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, for so long as the Depositor is required to file reports under the Exchange Act with respect to a Securitization Transaction, the Company shall (or shall cause each Subservicer to) (i) provide prompt notice to the Owner, any Master Servicer and any Depositor in writing of (A) any litigation or governmental proceedings involving the Company or any Subservicer that would be material to investors in the related Securitization Transaction, (B) any affiliations or relationships of the type described in Item 1119 of Regulation AB that develop following the closing date of a Securitization Transaction between the Company or any Subservicer and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company, and (E) the Company's entry into a material agreement after the applicable closing date with a Subservicer to perform or assist in the performance of any of the Company's obligations under this Agreement or any Reconstitution


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Agreement and (ii) provide to the Owner and any Depositor a description of such proceedings, affiliations or relationships.

          (e) As a condition to the succession to the Company or any Subservicer as a servicer or subservicer this Agreement or any Reconstitution Agreement by any Person (i) into which the Company or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Company or any Subservicer, the Company shall provide to the Owner, any Master Servicer, and any Depositor, if disclosure of such succession is required under Regulation AB, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Owner and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, all information reasonably requested by the Owner or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

          (f) In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of the Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

               (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

               (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

               (iii) information regarding any material pool asset changes (such as additions, substitutions or repurchases) (Item 1121(a)(14) of Regulation
     AB).

          (g) The Company shall provide to the Owner, any Master Servicer and any Depositor, upon request evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omissions Insurance policy, publicly available financial information and reports, and such other information reasonably related to the Company's or such Subservicer's performance hereunder.

          (h) In the event that (i) the Company does not reasonably believe that certain information requested under Section 8.03 is required to be disclosed pursuant to Regulation AB and (ii) the Company has not provided such information for any of its own securitizations, the Owner shall pay all reasonable documented costs incurred by the Company in connection with the preparation and delivery of such information, and the Company shall promptly deliver such


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

information after expiration of a reasonable period of time for establishing the necessary systems and procedures to produce such information. Further, notwithstanding anything to the contrary herein, when determining if information is required to be delivered by the Company under this Article VIII, all threshold and other requirements shall be determined solely by looking at the Company's mortgage loans and those of its third-party originators. The Company shall have no obligation with respect to disclosure or reporting under Regulation AB in the event that the aggregation of its third-party originated Mortgage Loans with those of the Owner's other sellers require additional disclosure; provided, however, that (A) the Company shall otherwise cooperate with the Owner to provide disclosure or reporting under Regulation AB in the event that such disclosure or reporting is required under Regulation AB and not otherwise available to the Owner; or (B) if (1) the Mortgage Loans are aggregated with other mortgage loans in a manner that triggers disclosure or reporting under Regulation AB, (2) the Mortgage Loans constitute the highest percentage of such aggregated mortgage loans when compared to mortgage loans purchased from other sellers and (3) the Owner provides at least 15 days advance notice of the requirement to provide disclosure or reporting under Regulation AB, then the Company shall provide the required disclosure or reporting pursuant to the terms of this Article VIII.

          Section 8.04. Use of Subservicers and Subcontractors.

          The Company shall not hire or otherwise utilize the services of any Subservicer "participating in the Servicing function" within the meaning of Item 1122 of Regulation AB, to fulfill any of the obligations of the Company as servicer under the Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (a) of this Section. The Company shall not hire or otherwise utilize the services of any Subcontractor "participating in the Servicing function" within the meaning of Item 1122 of Regulation AB, and shall not permit any Subservicer to hire or otherwise utilize the services of any such Subcontractor to fulfill any of the obligations of the Company as servicer under the Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (b) of this Section.

          (a) It shall not be necessary for the Company to seek the consent of the Owner, any Master Servicer or any Depositor to the utilization of any Subservicer. The Company shall cause any Subservicer used by the Company (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of this Section and with Sections 8.02, 8.03(c), (e), (f) and (g) and 3.14 of this Agreement to the same extent as if such Subservicer were the Company, to the extent required under Regulation AB, and to provide the information required with respect to such Subservicer under Section 8.03(d) of this Agreement The Company shall be responsible for obtaining from each Subservicer and delivering to the Owner and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section
3.14 and Regulation AB, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 3.14 and Regulation AB and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 3.14 as and when required to be delivered under Regulation AB.

          (b) It shall not be necessary for the Company to seek the consent of the Owner, any Master Servicer or any Depositor to the utilization of any Subcontractor. If required


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

under Regulation AB, the Company shall promptly upon request provide to the Owner, any Master Servicer and any Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance reasonably satisfactory to the Owner, such Depositor and such Master Servicer) of the role and function of each Subcontractor utilized by the Company or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

          As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Company shall cause any such Subcontractor used by the Company (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the applicable provisions of Sections 8.03 and 8.05 of this Agreement. The Company shall be responsible for obtaining from each Subcontractor and delivering to the Owner and any Depositor any assessment of compliance and attestation and the other certifications required to be delivered by such Subservicer and such Subcontractor under Section 3.14, in each case as and when required to be delivered under Regulation AB.

          Section 8.05. Indemnification; Remedies.

          (a) The Company shall indemnify the Owner, each affiliate of the Owner, and each of the following parties participating in a Securitization
Transaction: each sponsor and issuing entity; each Person (including, but not limited to, any Master Servicer if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, an "Owner Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

               (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountant's attestation, data or other material provided in written or electronic form under Section 3.14 or this Article VIII by or on behalf of the Company, or provided under this Article VIII by or on behalf of any Subservicer or Subcontractor (collectively, the "Company Information"), or
     (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other


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

     information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

               (ii) any breach by the Company of its obligations under Section
     3.14 or this Article VIII, including particularly any failure by the Company, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' attestation or other material when and as required under Section 3.14 or this Article VIII, including any failure by the Company to identify pursuant to Section 8.04(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

               (iii) any breach by the Company of a representation or warranty set forth in Section 8.02(a) or in a writing furnished pursuant to Section 8.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 8.02(b) to the extent made as of a date subsequent to such closing date; or

               (iv) the negligence, bad faith or wilful misconduct of the Company in connection with its performance under this Article VIII;

provided, however, that the Company shall not be liable for any consequential or punitive damages whatsoever, whether in contract, tort (including negligence and strict liability), or any other legal or equitable principle unless (A) such damages are payable with respect to third party claims made against the Owner or
(B) such damages arise due to a failure by the Company to deliver a certification required under Item 1123 of Regulation AB and the Owner has used its best efforts to mitigate such damages, including seeking any necessary waivers from the Commission on a timely basis.

          (b) Only in connection with a Securitization Transaction involving the Mortgage Loans purchased pursuant to this Agreement, the Owner shall indemnify the Company, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing (each, a "Company Indemnified Party;" together with the Owner Indemnified Parties, the "Indemnified Parties"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon any untrue statement contained or alleged to be contained in any filing with the Commission or the omission or alleged omission to state in any filing with the Commission a material fact required to be stated or necessary to be stated in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement, alleged untrue statement, omission, or alleged omission arose out of or was based upon any information or statement, other than the Company Information, in a filing with the Commission.


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

          (c) If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then each indemnifying party agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the indemnifying party on the other.

          In the case of any failure of performance described in clause (a)(ii) of this Section, the Company shall promptly reimburse the Owner, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' attestation or other material not delivered as required under Regulation AB by the Company, any Subservicer or any Subcontractor.

          (d) This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

          (e) (i) Any failure by the Company, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' attestation or other material when and as required under Section 3.14 or this
Article VIII, or any breach by the Company of a representation or warranty set forth in Section 8.02(a) or in a writing furnished pursuant to Section 8.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 8.02(b) to the extent made as of a date subsequent to such closing date, shall immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Company under the Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under the Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Company (and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided that to the extent that any provision of the Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect. Neither the Owner, any Master Servicer nor any Depositor shall be entitled to terminate the rights and obligations of the Company pursuant to this subparagraph (b)(i) if a failure of the Company to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

               (ii) The Company shall promptly reimburse the Owner (or any designee of the Owner, such as a master servicer) and any Depositor, as applicable, for all


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

     reasonable expenses incurred by the Owner (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Company as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Owner or any Depositor may have under other provisions of the Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

          Section 8.06. Third Party Beneficiary.

          For purposes of this Article VIII and any related provisions thereto, each Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.

                                   ARTICLE IX

                            Miscellaneous Provisions

          Section 9.01. Successor to the Company. Any successor servicer appointed as provided herein (the "Successor Servicer") shall have a net worth of not less than $25,000,000 and shall execute, acknowledge and deliver to the Company and the Owner an instrument accepting such appointment, whereupon such Successor Servicer shall succeed to the rights and obligations of the Company under the Subservicing Agreements and shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company with like effect as if originally named as a party to this Agreement. The Successor Servicer shall promptly deliver a copy of any such instrument to the Custodian. In connection with the termination or resignation of the Company as servicer hereunder, either (i) the Successor Servicer shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the Company shall cooperate with the Successor Servicer in causing MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Owner and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the Successor Servicer. The Company shall file or cause to be filed any such assignment in the appropriate recording office. The Successor Servicer shall cause such assignment to be delivered to the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

          Section 9.02. Entire Agreement: Amendment. This Agreement may be amended from time to time by the Company and the Owner by written agreement signed by the Company and the Owner. This Agreement and any applicable Reference Agreement shall constitute the entire agreement between the parties.

          Section 9.03. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

          Section 9.04. Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, or sent by overnight courier to
(a) in the case of the Company, Residential Funding Corporation, 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437, Attention: Office of the President, and Residential Funding Corporation, 2255 N. Ontario Street, Suite 400, Burbank, California 91504, Attention: Servicing Manager and/or such other address as may hereafter be furnished to the Owner in writing by the Company, (b) in the case of the Initial Owner, HSBC Bank USA, National Association, 452 Fifth Avenue, New

York, New York 10018, Attention: Jay Kilpatrick, or such other address or addresses as may hereafter be furnished to the Company in writing by the Owner,
(c) in the case of any Owner other than the Initial Owner, to such address as may be furnished to the Company in writing by such Owner, and (d) in the case of the Custodian, Wells Fargo Bank Minnesota, N.A., 1015 Tenth Avenue Southeast, Minneapolis, Minnesota 55414, Attention: Mortgage Document Custody, or such other address or addresses as may hereafter be furnished to the Company in writing by the Custodian.

          Distributions that may be made by wire transfer pursuant to Section
4.01 shall be made in accordance with the wire instructions provided in the Reference Agreement.

          Section 9.05. Severability of Provisions. If any provision of this Agreement or the Reference Agreement shall be for any reason whatsoever held invalid, then such provision shall be deemed severable from the remaining provisions of this Agreement and the Reference Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or the Reference Agreement.

          Section 9.06. No Partnership. Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Company shall be rendered as an independent contractor and not as agent for the Owner.

          Section 9.07. Exhibits. The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

          Section 9.08. Counterparts; Successors and Assigns. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 5.03, this Agreement shall inure to the benefit of and be binding upon the Company and the Owner and their respective successors and assigns.

          IN WITNESS WHEREOF, the Company and the Initial Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        RESIDENTIAL FUNDING CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        HSBC BANK USA, NATIONAL ASSOCIATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT A

                           FORM OF REFERENCE AGREEMENT

                        RESIDENTIAL FUNDING CORPORATION,

                                  THE COMPANY,

                                       AND

                                 [___________],
                                THE INITIAL OWNER

                               REFERENCE AGREEMENT

                        DATED AS OF [__________ __, 20__]

                         ADJUSTABLE RATE MORTGAGE LOANS

                                SERIES 20__-WH__

                               REFERENCE AGREEMENT

          THIS REFERENCE AGREEMENT, dated as of [______ __, 20__] (this "Reference Agreement"), is hereby executed by and between RESIDENTIAL FUNDING CORPORATION, as seller and master servicer (the "Company") and [______], as initial owner (the "Initial Owner") under this Reference Agreement and the Standard Terms and Provisions of Sale and Servicing Agreement, dated as of [______ __, 20__] (as further amended or restated from time to time, the "Standard Terms"), all the provisions of which are incorporated herein and shall be a part of this Reference Agreement as if set forth herein in full (this Reference Agreement together with the Standard Terms so incorporated, the "Agreement").

                              PRELIMINARY STATEMENT

          The Initial Owner has agreed to purchase from the Company and the Company has agreed to sell to the Initial Owner, on a servicing retained basis and without recourse, a 100% undivided Ownership Interest in [a pool] [two pools] of Mortgage Loans having an aggregate outstanding principal balance as of the Cut-off Date of $[_______________] as described in the Mortgage Loan Schedule attached hereto as Exhibit A. [The Mortgage Loans in Pool A have an aggregate outstanding principal balance as of the Cut-off Date of $[_______________].] [The Mortgage Loans in Pool B have an aggregate outstanding principal balance as of the Cut-off Date of $[_______________].

          The Mortgage Loans are adjustable rate, fully-amortizing mortgage loans with terms to maturity from the date of origination or modification of not more than [15] [30] years. [The interest rate on each Mortgage Loan will adjust annually to equal the sum of (i) the Index plus (ii) the Gross Margin for such Mortgage Loan, rounded to the nearest multiple of 0.125%, subject to the Periodic Cap, Minimum Mortgage Rate and Maximum Mortgage Rate applicable to such Mortgage Loan.] [With respect to [____]% of the Pool A Loans, the related Mortgage Notes require that interest only be paid for not more than five years.] [The interest rate on each Mortgage Loan will adjust annually after a fixed initial period of five years with respect to each Pool A Loan, and a fixed initial period of seven years with respect to each Pool B Loan, to equal the sum of (i) the Index, as most recently available as of the applicable Adjustment Date specified in the related Mortgage Note, plus (ii) the Gross Margin for such Mortgage Loan, rounded to the nearest multiple of 0.125%, subject to the Periodic Cap, Minimum Mortgage Rate and Maximum Mortgage Rate applicable to such Mortgage Loan.]

          In consideration of the premises and the mutual agreements hereinafter set forth, and intending to be legally bound, the Initial Owner and the Company agree hereby as follows:

1.   Standard Terms; Designation.

          The Company and the Owner acknowledge that the Standard Terms prescribe certain obligations of the Company and the Owner with respect to the Mortgage Loans. The Company and the Owner each agree to observe and perform such prescribed duties, responsibilities and obligations, and acknowledge that the Standard Terms are and shall be a part of this Agreement to the same extent as if set forth herein in full.

          The Mortgage Loans are designated generally as the Adjustable Rate Mortgage Loans, Series [20__-WH__].

2.   Defined Terms.

          In addition to the definitions set forth in Section 1.01 of the Standard Terms, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

          Closing Date: [______ __, 20__].

          Cut-off Date: [______ __, 20__].

          Index: With respect to any Mortgage Loan and as to any Adjustment Date therefor, a rate per annum equal to either (a) the average of interbank offered rates for one-year U.S. dollar-denominated deposits in the London market based on quotations of major banks as published in The Wall Street Journal, (b) the average of interbank offered rates for six-month U.S. dollar-denominated deposits in the London market based on quotations of major banks as published in The Wall Street Journal, (c) the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year, as reported by the Federal Reserve Board in Statistical Release No. H.15(519), as most recently available as of the applicable Adjustment Date specified in the related Mortgage Note, or (d) in the event that the related index is no longer available, an index selected by the Company that is based on comparable information.

          [Pool A: The group of Mortgage Loans comprised of the Pool A Loans.]

          [Pool B: The group of Mortgage Loans comprised of the Pool B Loans.]

          [Pool A Loan: Any of the Mortgage Loans designated on Exhibit A-1.]

          [Pool B Loan: Any of the Mortgage Loans designated on Exhibit A-2.]

          Purchase Price: As to any Mortgage Loan to be purchased on any date pursuant to Section 2.02 or 2.05 an amount equal to the sum of (i) the Principal Balance of the Mortgage Loan and (ii) interest on such Principal Balance at the applicable Mortgage Loan Remittance Rate (or at (a) the applicable Mortgage Interest Rate less the related Subservicing Fee Rate in the case of a purchase made by a Subservicer; or (b) the applicable Mortgage Interest Rate in the case of a purchase by a Seller) from the Due Date to which interest has last been paid or advanced to the first day of the month following the month of purchase.

          Purchase Price Percentage: As specified in the commitment letter dated [_____] between the Initial Owner and the Company.

          Servicing Fee Rate: [As to each Mortgage Loan, an amount equal to 0.05% per annum plus, if such Mortgage Loan is not serviced by a Subservicer at the time of determination, an amount equal to the Subservicing Fee Rate for such Mortgage Loan.] [As to each Pool A Loan, an amount equal to 0.05% per annum plus, if such Pool A Loan is not serviced by a Subservicer at the time of determination, an amount equal to the Subservicing Fee Rate for such

Pool A Loan.] [As to each Pool B Loan, an amount equal to 0.05% per annum plus, if such Pool B Loan is not serviced by a Subservicer at the time of determination, an amount equal to the Subservicing Fee Rate for such Pool B Loan.]

                    Subservicing Fee Rate: [___]% per annum.

3.   Conveyance of Mortgage Loans; Possession of Mortgage Files.

          The Company, simultaneously with the execution and delivery of this Reference Agreement, does hereby sell, transfer and assign, without recourse, to the Initial Owner the Ownership Interest comprising all of the right, title and interest of the Company in and to the Mortgage Loans, including all interest at the applicable Mortgage Loan Remittance Rate and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date) on a servicing retained basis. Additionally, in connection with the Company's assignment to the Initial Owner, and subject to Section 2.01 of the Standard Terms, the Company has delivered to, and deposited with, the Custodian, as the duly appointed agent of the Owner for such purpose, the documents or instruments or copies thereof set forth in Section 2.01(b) of the Standard Terms.

4.   Additional Representations and Warranties of the Company.

          The Company hereby represents and warrants to the Initial Owner that as of the Closing Date or such other date specifically provided for herein:

          (a) The Mortgage Loans are conventional, adjustable rate, fully-amortizing mortgage loans having terms to maturity of not more than [15] [30] years from the date of origination or modification with monthly payments due on the first day of each month, with interest payable in arrears;

          (b) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% is the subject of a primary insurance policy that insures at least 30% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, at least 25% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 90.00% and 85.01%, and at least 12% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 85.00% and 80.01%;

          (c) No Mortgage Loan provides for deferred interest or negative amortization;

          (d) None of the Mortgage Loans are buydown Mortgage Loans;

          (e) The Mortgage Loan is not a graduated payment loan nor does it have a shared appreciation feature, or other contingent interest feature;

          (f) No Mortgage Loan has a Principal Balance as of the Cut-off Date of more than $ ; as of the Cut-off Date, the average Principal Balance of the Mortgage Loans is not more than $___________;

          (g) No Mortgage Loan had an original principal balance of greater than $_________;

          (h) The weighted average Loan-to-Value Ratio of the Mortgage Loans, by aggregate Principal Balance as of the Cut-off Date, is not more than %;

          (i) Not less than % of the Mortgage Loans are secured by single family detached properties or detached PUDs, and no more than % of the Mortgage Loans are secured by condominiums, townhomes, or attached PUDs, in each case by aggregate Principal Balance as of the Cut-off Date;

          (j) The Mortgage Interest Rates on the Mortgage Loans as of the Cut-off Date range between % and %, and the weighted average Mortgage Interest Rate as of the Cut-off Date is %; and

          (k) [[____] of the Mortgage Loans, representing [___]% of the Mortgage Loans as of the Cut-off Date, are [Additional Collateral] [Pledged Asset Mortgage] [Cooperative] Loans [if representation applies, additional provisions required]].

          (k) [All of the Mortgage Loans were originated by the Company or a Qualified Correspondent.]

          (l) [additional Fannie/Freddie reps as negotiated]

5.   Wire Instructions

          Distributions that may be made by wire transfer pursuant to Section
4.01 of the Standard Terms shall be made in accordance with the following wire instructions:

          Bank:
          ABA Number:
          Account Name:
          Account Number:
          Reference:

or in accordance with such other instructions as may hereafter be furnished to the Company in writing by the Owner, provided that such instructions have been received by the Company prior to the Record Date.

6.   Counterparts.

          This Reference Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

7.   Governing Law.

          This Reference Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

8.   Amendment.

          This Reference Agreement may be amended from time to time by the Company and the Owner by written agreement signed by the Company and the Owner.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, the Company and the Initial Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        RESIDENTIAL FUNDING CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        HSBC BANK USA, NATIONAL ASSOCIATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                             EXHIBIT [A] [A-1] [A-2]
                           TO THE REFERENCE AGREEMENT

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT B

                         FORM OF SUBSERVICING AGREEMENT

          This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this ________ day of __________, ________, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and ________________________ (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

          WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

          NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

     1.   INCORPORATION OF GUIDES BY REFERENCE.

          The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

     2.   AMENDMENTS.

          This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

     3.   REPRESENTATIONS AND WARRANTIES.

          (a) Reciprocal Representations and Warranties.

          The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

               (1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

               (2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

               (3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

               (4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

          (b) Seller/Servicer's Representations, Warranties and Covenants.

          In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

     4.   REMEDIES OF RESIDENTIAL FUNDING.

          If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

     5.   SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

          At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

     6.   PRIOR AGREEMENTS SUPERSEDED.

          This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

     7.   ASSIGNMENT.

          This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

     8.   NOTICES.

          All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

          Attention:

          Telefacsimile Number: (_______) ________-

     9.   JURISDICTION AND VENUE.

          Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

     10.  MISCELLANEOUS.

          This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

          IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                 SELLER/SERVICER

[Corporate Seal]
(If none, so state.)

                                        ----------------------------------------
                                        (Name of Seller/Servicer)


                                        By:
                                            ------------------------------------
                                            (Signature)


                                        By:
-------------------------------------       ------------------------------------
(Typed Name)                            (Typed Name)
             ------------------------                ---------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


ATTEST:                                 RESIDENTIAL FUNDING CORPORATION


                                        By:
                                            ------------------------------------
                                        (Signature)
                                                    ----------------------------


                                        By:
-------------------------------------       ------------------------------------
(Typed Name)                            (Typed Name)
             ------------------------                ---------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

                                    EXHIBIT C

                                   [RESERVED]

                                    EXHIBIT D

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

          THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is dated ___________________, between ___________________ ("Assignor"), and _______________________________
("Assignee").

          For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

          1. The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of the Assignor, as Owner in, to and under that certain Sale and Servicing Agreement, Adjustable Rate Mortgage Loans, Series [____]- (the "Servicing Agreement"), dated as of ____________, [____] by and between Residential Funding Corporation (the "Company") and ___________________.

          2. The Assignor warrants and represents to, and covenants with, the Assignee that:

               a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer such Mortgage Loans, which transfer is made subject to the terms and provisions of the Servicing Agreement but free from any other claims and encumbrances;

               b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Servicing Agreement or the Mortgage Loans;

               c. Unless noted below, the Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Servicing Agreement or the Mortgage Loans; and

               d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged sold or otherwise disposed of the Mortgage Loans or any interest in the Mortgage Loans to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans or any interest in the Mortgage Loans from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans with, any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "Securities Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

          3. The Assignee warrants and represents to, and covenants with, the Assignor and the Company pursuant to Section 2.03 of the Servicing Agreement that:

               a. The Assignee agrees to be bound, as Owner by all of the terms, covenants and conditions of the Servicing Agreement, the Mortgage Loans and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor's obligations as Owner thereunder;

               b. Assignee understands that the Mortgage Loans have not been registered under the Securities Act or the securities laws of any state. Assignee is acquiring the Mortgage Loans for investment for its own account only and not with a view to or for sale or other transfer in connection with any distribution of the Mortgage Loans in any manner that would violate the Securities Act or any applicable state securities law. Assignee considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans. Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from Assignor or the Company. Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans with, any Person in any manner, or made any general solicitation by means of general advertising or in any other manner or taken any other action, which would constitute a distribution of the Mortgage Loans under the Securities Act or which would render the disposition of the Mortgage Loans a violation of
Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans;

               c. The Assignee is either (i) not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986 (the "Code")(a "Plan") and not a Person acting, directly or indirectly, on behalf of or investing with "plan assets" of any such Plan or (ii) an employee benefit plan that is subject to ERISA and the assignment contemplated herein does not constitute and will not result in a non-exempt prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code; and

               d. The Assignee shall indemnify the Company and hold it harmless against any loss, liability or expense incurred in connection with any claim, demand, defense or assertion based on or grounded upon or resulting from, a breach of the Assignee's representations, warranties and covenants set forth in this Assignment and Assumption Agreement.

          4. Capitalized words and phrases used but not otherwise defined in this Assignment and Assumption Agreement shall have the respective meanings assigned to them in the Servicing Agreement.

               IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed by their duly authorized officers as of the date first above written.

-------------------------------------   ----------------------------------------
Assignor                                Assignee


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

                                        Taxpayer
                                        Identification No.
                                                           ---------------------

                                    EXHIBIT E

                              FORM OF CERTIFICATION

Residential Funding Corporation
8400 Normandale Lake Drive, Suite 250
Minneapolis, Minnesota 55437

[Address of Custodian]

          Re: Adjustable Rate Mortgage Loans,
              Series [____]- - Assignment of Mortgage Loan

Ladies and Gentlemen:

          This letter is delivered to you in connection with the assignment by ______________ (the "Owner") to _______________________ (the "Lender") of
____________________ (the "Mortgage Loan") pursuant to Section 3.11(d) of the Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of ________________, [____] among Residential Funding Corporation, as company (the "Company") and _________________________________, as Initial Owner. All terms used herein and not otherwise defined shall have the meanings set forth in the Sale and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Company and the Custodian that:

               (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

               (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

               (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

               (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                        Very truly yours,

                                        ----------------------------------------
                                        (Lender)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT F

                           FORM OF REQUEST FOR RELEASE

DATE:
      ----------------

TO:

          RE: REQUEST FOR RELEASE OF DOCUMENTS

          In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage File described below.

Sale and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Mortgagor Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                            Mortgage Loan Repurchased
                                            Mortgage Loan in Foreclosure

          "We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Sale and Servicing Agreement."

Residential Funding Corporation
Authorized Signature

          *************************************************************

TO CUSTODIAN: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Sale and Servicing Agreement.

          Enclosed Documents:   [ ]  Promissory Note

                                [ ]  Primary Insurance Policy

                                [ ]  Mortgage or Deed of Trust

                                [ ]  Assignment(s) of Mortgage or Deed of Trust

                                [ ]  Title Insurance Policy

                                [ ]  Other:


-------------------------------------   ----------------------------------------
Name                                    Date
     --------------------------------        -----------------------------------
Title
      -------------------------------

                                    EXHIBIT G

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

     The assessment of compliance to be delivered by the Servicer shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

                                  SERVICING CRITERIA
--------------------------------------------------------------------------------------   APPLICABLE SERVICING
    REFERENCE                                   CRITERIA                                       CRITERIA
    ---------                                   --------                                 --------------------
                                     GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to monitor any performance              [X]
                   or other triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are outsourced to third                   [X]
                   parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect on the            [X]
                   party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                   agreements.

                                    CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on pool assets are deposited into the appropriate                     [X]
                   custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor or to             [X]
                   an investor are made only by authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash flows              [X]
                   or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such as cash reserve                 [X]
                   accounts or accounts established as a form of
                   overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)      Each custodial account is maintained at a federally insured                    [X]
                   depository institution as set forth in the transaction agreements.
                   For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                   13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized access.

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all                        [X]
                   asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                   These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

                                  SERVICING CRITERIA
--------------------------------------------------------------------------------------   APPLICABLE SERVICING
    REFERENCE                                   CRITERIA                                       CRITERIA
    ---------                                   --------                                 --------------------
                                    INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be filed with the                     [X]
                   Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.  Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                   investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in accordance              [X]
                   with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted within two business               [X]
                   days to the servicer's investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree with              [X]
                   cancelled checks, or other form of payment, or custodial bank statements.

                                        POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on pool assets is maintained as required by             [X]
                   the transaction agreements or related asset pool documents.

1122(d)(4)(ii)     Pool assets and related documents are safeguarded as required by               [X]
                   the transaction agreements

1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool are                 [X]
                   made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)     Payments on pool assets, including any payoffs, made in accordance             [X]
                   with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
                   (e.g., escrow) in accordance with the related pool asset documents.

1122(d)(4)(v)      The servicer's records regarding the pool assets agree with the                [X]
                   servicer's records with respect to an obligor's unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's pool               [X]
                   asset  (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans,                  [X]
                   modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are maintained during the               [X]
                   period a pool asset is delinquent in accordance with the
                   transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return for pool assets               [X]
                   with variable rates are computed based on the related pool asset documents.

                                  SERVICING CRITERIA
--------------------------------------------------------------------------------------   APPLICABLE SERVICING
    REFERENCE                                   CRITERIA                                       CRITERIA
    ---------                                   --------                                 --------------------
1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as escrow               [X]
                   accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                   interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                   (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or insurance                [X]
                   payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with any payment to be                [X]
                   made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within two               [X]
                   business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
                   agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are                      [X]
                   recognized and recorded in accordance with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support, identified in Item
                   1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

                                    EXHIBIT H

                          FORM OF ANNUAL CERTIFICATION

     Re: The Sale and Servicing Agreement, dated as of [Date] (the "Agreement"), between [name] (the "Purchaser") and [Servicer] (the "Servicer")

     I, [INSERT NAME AND TITLE] of Residential Funding Corporation, hereby certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

     1. I have reviewed the servicer compliance statement of the Servicer provided in accordance with Section 3.14 of the Agreement (the "Compliance Statement"), the report on assessment of the Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all other data, servicing reports, officer's certificates and information relating to the performance of the Servicer under the terms of the Agreement during 200[ ] that were delivered to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "RFC Servicing Information");

     2. Based on my knowledge, the RFC Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the RFC Servicing Information;

     3. Based on my knowledge, all of the RFC Servicing Information required to be provided by the Servicer under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

     4. I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

     5. The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the

[Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:
      ----------------------


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


                                       H-2